SEPARATE ACCOUNTS OF

USAA LIFE INSURANCE COMPANY

FINANCIAL STATEMENTS AND SCHEDULES

December 31, 2021

(WITH REPORT OF INDEPENDENT AUDITORS)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of USAA Life Insurance Company and the Policyowners of the Separate Account of USAA Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Separate Accounts of USAA Life Insurance Company (comprised of the Vanguard Diversified Value, the Vanguard Equity Index, the Vanguard Mid-Cap Index, the Vanguard Small Company Growth, the Vanguard International, the Vanguard REIT Index, the Vanguard High Yield Bond, the Vanguard Money Market, the Fidelity VIP Contrafund, the Fidelity VIP Equity-Income, the DWS Capital Growth, and the Alger American Large Cap Growth Fund Accounts) (the “Separate Account”; the “Company”) as of December 31, 2021, the related summary of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the schedule of investments as of December 31, 2021, and the financial highlights for each of the five years in the period then ended and the related notes to the financial statements. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021, the results of its operations and schedule of investments for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company’s auditor since 2004. April 27, 2022

SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Statements of Assets and Liabilities

December 31, 2021

Fund Accounts

	Vanguard Diversified Value Portfolio	Vanguard Equity Index Portfolio	Vanguard Mid-Cap Index Portfolio	Vanguard Small Company Growth Portfolio	Vanguard International Portfolio	Vanguard REIT Index Portfolio	Vanguard High Yield Bond Portfolio	Vanguard Money Market Portfolio	Fidelity VIP II Contrafund® Portfolio	Fidelity VIP Equity- Income Portfolio	DWS Capital Growth Portfolio	Alger American LargeCap Growth Portfolio
Assets:
Investments at fair value	$267,556	$414,766	$545,817	$386,932	$236,795	$2,880,427	$316,422	$609,262	$178,085	$26,164	$358,565	$993,163

Total assets	$267,556	$414,766	$545,817	$386,932	$236,795	$2,880,427	$316,422	$609,262	$178,085	$26,164	$358,565	$993,163

Liabilities:
Payable to USAA Life Insurance Company	—	—	41	—	—	—	—	—	—	—	—	—

Net assets	$267,556	$414,766	$545,776	$386,932	$236,795	$2,880,427	$316,422	$609,262	$178,085	$26,164	$358,565	$993,163

Net assets consists of:
Accumulation reserves	$267,556	$414,766	$291,962	$386,932	$236,795	$2,880,427	$316,422	$609,262	$178,085	$26,164	$358,565	$993,163
Annuity reserves	—	—	253,814	—	—	—	—	—	—	—	—	—

Net assets	$267,556	$414,766	$545,776	$386,932	$236,795	$2,880,427	$316,422	$609,262	$178,085	$26,164	$358,565	$993,163

Units outstanding Accumulation	5,837	7,719	4,465	6,199	4,897	39,879	10,905	401,417	2,533	731	2,491	6,959

Annuity	—	—	3,882	—	—	—	—	—	—	—	—	—

Accumulation unit values	$45.84	$53.73	$65.39	$62.42	$48.36	$72.23	$29.02	$1.52	$70.29	$35.78	$143.96	$142.72

See accompanying notes to financial statements.

SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Summary of Operations

For the Year Ended December 31, 2021

Fund Accounts

	Vanguard Diversified Value Portfolio	Vanguard Equity Index Portfolio	Vanguard Mid-Cap Index Portfolio	Vanguard Small Company Growth Portfolio	Vanguard International Portfolio	Vanguard REIT Index Portfolio	Vanguard High Yield Bond Portfolio	Vanguard Money Market Portfolio	Fidelity VIP II Contrafund® Portfolio	Fidelity VIP Equity- Income Portfolio	DWS Capital Growth Portfolio	Alger American LargeCap Growth Portfolio
Income:
Dividends from investments	$2,513	$4,553	$5,443	$1,365	$686	$48,687	$12,982	$65	$97	$466	$692	$—

Expenses:
Mortality and expense risk	1,571	2,409	3,282	2,460	1,632	16,036	2,023	4,193	1,038	157	2,187	6,908
Administrative fees	242	371	505	378	251	2,467	311	645	160	24	336	1,063

Total expenses	1,813	2,780	3,787	2,838	1,883	18,503	2,334	4,838	1,198	181	2,523	7,971

Net investment income (loss)	700	1,773	1,656	(1,473)	(1,197)	30,184	10,648	(4,773)	(1,101)	285	(1,831)	(7,971)

Realized gain (loss) on investments:
Realized gain (loss) on sale of investments	1,046	1,324	9,997	890	2,111	(1,268)	(37)	—	1,528	101	25,624	119,427
Capital gains distributions	3,456	13,602	32,484	17,462	17,253	64,422	—	—	20,170	2,715	17,345	221,887

Realized gain (loss) on investments	4,502	14,926	42,481	18,352	19,364	63,154	(37)	—	21,698	2,816	42,969	341,314
Change in net unrealized appreciation on investments	54,117	73,012	59,322	27,387	(23,639)	717,852	(1,695)	—	17,395	1,959	24,816	(216,833)

Net realized and unrealized gain on investments	58,619	87,938	101,803	45,739	(4,275)	781,006	(1,732)	—	39,093	4,775	67,785	124,481

Increase in net assets resulting from operations	$59,319	$89,711	$103,459	$44,266	$(5,472)	$811,190	$8,916	$(4,773)	$37,992	$5,060	$65,954	$116,510

See accompanying notes to financial statements.

SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Statements of Changes in Net Assets

For the Years Ended December 31, 2021 and 2020

Fund Accounts

	Vanguard Diversified Value Portfolio		Vanguard Equity Index Portfolio		Vanguard Mid-Cap Index Portfolio		Vanguard Small Company Growth Portfolio		Vanguard International Portfolio		Vanguard REIT Index Portfolio
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets
From operations:
Net investment income (loss)	$700	$3,107	$1,773	$2,635	$1,656	$2,103	$(1,473)	$(268)	$(1,197)	$796	$30,184	$36,271
Realized gain (loss) on investments	4,502	28,011	14,926	7,814	42,481	22,587	18,352	24,873	19,364	4,852	63,154	(9,696)
Change in net unrealized appreciation (depreciation) on investments	54,117	(11,830)	73,012	37,956	59,322	53,763	27,387	36,158	(23,639)	82,571	717,852	(149,843)

Net increase (decrease) in net assets resulting from operations	59,319	19,288	89,711	48,405	103,459	78,453	44,266	60,763	(5,472)	88,219	811,190	(123,268)

Increase (decrease) in net assets
From contract transactions:
Purchases	17,432	1,002	—	—	18,317	34,034	10,928	2,004	—	—	—	—
Contract maintenance charges	(51)	(40)	(115)	(108)	(53)	(53)	(149)	(125)	(78)	(70)	(129)	(122)
Other redemptions	(3,776)	—	(12)	(4,252)	(15,543)	(8,785)	(1)	(2,335)	(1,983)	(1,011)	(40,131)	(42,594)

Net increase (decrease) in net assets from contract transactions	13,605	962	(127)	(4,360)	2,721	25,196	10,778	(456)	(2,061)	(1,081)	(40,260)	(42,716)

Net increase (decrease) in net assets	72,924	20,250	89,584	44,045	106,180	103,649	55,044	60,307	(7,533)	87,138	770,930	(165,984)
Net assets:
Beginning of period	194,632	174,382	325,182	281,137	439,596	335,947	331,888	271,581	244,328	157,190	2,109,497	2,275,481

End of period	$267,556	$194,632	$414,766	$325,182	$545,776	$439,596	$386,932	$331,888	$236,795	$244,328	$2,880,427	$2,109,497

	Vanguard High Yield Bond Portfolio		Vanguard Money Market Portfolio		Fidelity VIP II Contrafund® Portfolio		Fidelity VIP Equity- Income Portfolio		DWS Capital Growth Portfolio		Alger American LargeCap Growth Portfolio
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets
From operations:
Net investment income (loss)	$10,648	$13,612	$(4,773)	$(1,572)	$(1,101)	$(612)	$285	$200	$(1,831)	$(683)	$(7,971)	$(4,440)
Realized gain (loss) on investments	(37)	(118)	—	—	21,698	1,184	2,816	892	42,969	24,341	341,314	142,970
Change in net unrealized appreciation (depreciation) on investments	(1,695)	790	—	—	17,395	31,956	1,959	82	24,816	60,449	(216,833)	274,812

Net increase (decrease) in net assets resulting from operations	8,916	14,284	(4,773)	(1,572)	37,992	32,528	5,060	1,174	65,954	84,107	116,510	413,342

Increase (decrease) in net assets
From contract transactions:
Purchases	961	1,011	7,732	2,504	—	—	—	—	127,398	—	119,651	—
Contract maintenance charges	(54)	(57)	(506)	(481)	(48)	(44)	(15)	(14)	(155)	(219)	(569)	(390)
Other redemptions	(1)	(12)	(60,369)	(12,109)	(2,011)	(907)	(1)	—	(134,715)	(14,863)	(276,534)	(17,283)

Net increase (decrease) in net assets from contract transactions	906	942	(53,143)	(10,086)	(2,059)	(951)	(16)	(14)	(7,472)	(15,082)	(157,452)	(17,673)

Net increase (decrease) in net assets	9,822	15,226	(57,916)	(11,658)	35,933	31,577	5,044	1,160	58,482	69,025	(40,942)	395,669
Net assets:
Beginning of period	306,600	291,374	667,178	678,836	142,152	110,575	21,120	19,960	300,083	231,058	1,034,105	638,436

End of period	$316,422	$306,600	$609,262	$667,178	$178,085	$142,152	$26,164	$21,120	$358,565	$300,083	$993,163	$1,034,105

See accompanying notes to financial statements.

SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Schedule of Investments

December 31, 2021

Variable accounts	Underlying mutual fund	Shares	Net Asset Value Per Share	Costs	Value	% of Net Assets
Vanguard Diversified Value	VVIF Diversified Value Portfolio	15,333	$17.45	$213,157	$267,556	3.7%
Vanguard Equity Index	VVIF Equity Index Portfolio	6,335	65.47	220,555	414,766	5.7%
Vanguard Mid-Cap Index	VVIF Mid-Cap Index Portfolio	18,515	29.48	354,005	545,776	7.6%
Vanguard Small Company Growth	VVIF Small Company Growth Portfolio	14,601	26.50	293,908	386,932	5.4%
Vanguard International	VVIF International Portfolio	5,965	39.70	120,557	236,795	3.3%
Vanguard REIT Index	VVIF REIT Index Portfolio	173,939	16.56	1,914,434	2,880,427	39.8%
Vanguard High Yield Bond	VVIF High Yield Bond Portfolio	39,258	8.06	294,283	316,422	4.4%
Vanguard Money Market	VVIF Money Market Portfolio	609,262	1.00	609,262	609,262	8.4%
Fidelity VIP II Contrafund®	FVIP Contrafund® Portfolio, Initial Class	3,277	54.35	107,209	178,085	2.5%
Fidelity VIP Equity-Income	FVIP Equity-Income Portfolio, Initial Class	1,001	26.15	20,997	26,164	0.4%
DWS Capital Growth	DWS Capital Growth VIP, Class A shares	7,301	49.11	219,505	358,565	5.0%
Alger American LargeCap Growth	Alger American LargeCap Growth Portfolio	12,249	81.08	814,292	993,163	13.8%

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SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Notes to the Financial Statements

(1)	Organization

The Separate Account of USAA Life Insurance Company (the Separate Account) is registered under the Investment Company Act of 1940, as amended, as a segregated unit investment account of USAA Life Insurance Company (USAA Life), a subsidiary of the United Services Automobile Association (USAA). Under the terms of the registration, the Separate Account is authorized to issue an unlimited number of units. Units of the Separate Account are sold only in connection with a Variable Annuity Contract issued by USAA Life. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from USAA Life. The Separate Account cannot be charged with liabilities arising out of any other business of USAA Life.

The Separate Account is divided into 12 variable fund accounts, which are invested in shares of a designated portfolio of the Vanguard Variable Insurance Fund (VVIF), Fidelity Variable Insurance Products (FVIP), DWS Investments Variable Series I, or The Alger LargeCap American Fund as follows:

Fund account	Mutual fund investment
Vanguard Diversified Value	VVIF Diversified Value Portfolio
Vanguard Equity Index	VVIF Equity Index Portfolio
Vanguard Mid-Cap Index	VVIF Mid-Cap Index Portfolio
Vanguard Small Company Growth	VVIF Small Company Growth Portfolio
Vanguard International	VVIF International Portfolio
Vanguard REIT Index	VVIF REIT Index Portfolio
Vanguard High Yield Bond	VVIF High Yield Bond Portfolio
Vanguard Money Market	VVIF Money Market Portfolio
Fidelity VIP II Contrafund®	FVIP Contrafund® Portfolio, Initial Class
Fidelity VIP Equity-Income	FVIP Equity-Income Portfolio, Initial Class
DWS Capital Growth	DWS Capital Growth VIP, Class A shares
Alger American LargeCap Growth	Alger American LargeCap Growth Portfolio

Effective May 1, 2006, USAA Life, together with the Separate Account, ceased sales of variable annuity products. USAA Life took this action because it determined that it is not in the best interest of the USAA membership as a whole to continue supporting these product lines. Since that time, 99% of the product owners have terminated their contracts.

Vanguard International, Vanguard REIT Index, Fidelity VIP II Contrafund®, DWS Capital Growth, and Alger American LargeCap Growth were closed to investors as of October 14, 2006. Fidelity VIP Equity-Income was closed to investors as of April 16, 2007.

(2)	Summary of significant accounting policies

A.	Basis of presentation

Our accounting and reporting policies conform to accounting principles generally accepted in the United States (GAAP).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Notes to the Financial Statements

B.	Security valuation

Investments in mutual fund securities are carried in the Statements of Assets and Liabilities at net asset value as reported by the corresponding mutual fund, which value their securities at fair value. Gains or losses on securities transactions are determined on the basis of the first-in first-out (FIFO) cost method. Security transactions are recorded on the trade date. Dividend income, if any, is recorded on ex-dividend date.

C.	Annuity reserves

Annuity reserves for contracts in the payout phase are actuarially determined based on the anticipated future net contract purchase payments, less benefits. These reserves are adjusted daily for the net investment income and net realized gain (loss) and change in net unrealized appreciation (depreciation) on investments. The mortality risk is fully borne by USAA Life. The mortality calculations for contracts annuitized between 1995 and 1997 are based on the 1983a Individual Annuitant Mortality Table; contracts annuitized between 1998 and 2014 are based on the Annuity 2000 (A2000) Table; contracts annuitized 2015 and after are based on the 2012 Individual Annuity Reserving (2012 IAR) Table, all at 3.0% interest. Annuitization may result in additional amounts being transferred into the Separate Account by USAA Life to cover greater longevity of annuitants than expected. Conversely, if reserves exceed amounts required, transfers may be made to USAA Life. At December 31, 2021, no adjustments were made to the annuity reserves.

D.	Distributions

The net investment income and realized capital gains of the Separate Account are not distributed, but instead are retained and reinvested for the benefit of unit owners.

E.	Income taxes

Operations of the Separate Account are included in the federal income tax return of USAA Life, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, USAA Life does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. USAA Life will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

F.	Coronavirus disease 2019

In 2020, the World Health Organization declared an infectious disease known as COVID-19 a “Public Health Emergency of International Concern.” The COVID-19 pandemic resulted in authorities implementing numerous measures attempting to contain the spread and impact of COVID-19, such as travel bans and restrictions, quarantines, shelter-in-place orders, and limitations on business activity, including closures. These measures severely restricted global economic activity and negatively impacted businesses, market participants, our counterparties and members, and the global economy.

The Separate Account has been, and may continue to be, impacted by the COVID-19 pandemic. During the first half of 2021, the macroeconomic outlook improved in the U.S. and several regions of the world, as COVID-19 cases decreased, and vaccinations became more widely available. However, uncertainty still remains about the duration of the pandemic and the strength and speed of the economic recovery. Given this uncertainty, the future direct and indirect impact of the pandemic on the Statements of Assets and Liabilities, Summary of Operations and the Statement of Changes in Net Assets remain uncertain.

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SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Notes to the Financial Statements

Should the current economic recovery deteriorate or if the pandemic worsens, including as a result of the spread of COVID-19 variants that are more easily communicable or resistant to currently available vaccines, such conditions could have an adverse effect on our business and results of operations, to include but not be limited to increased market volatility and declines in the values of the underlying mutual funds.

G.	New accounting pronouncements issued but not yet effective

All new accounting standards and updates of existing standards issued in 2021 were considered by management and did not relate to accounting policies and procedures pertinent to the Separate Account at this time or were not expected to have a material impact to the financial statements.

(3)	Expenses and related party transactions

A mortality and expense risk charge is deducted by USAA Life from the Separate Account on a daily basis, which is equal, on an annual basis, to 0.65% of the average net assets of each variable fund account. The mortality risks assumed by USAA Life arise from its contractual obligation to make annuity payments after the annuity date for the life of the annuitant in accordance with annuity rates guaranteed in the contracts under distribution options that involve life contingencies. USAA Life will also assume a mortality risk by its contractual obligation to pay a death benefit upon the death of an annuitant or contract owner prior to the Distribution Phase. The expense risk assumed by USAA Life is the costs of administering the contracts and the Separate Account may exceed the amount recovered from the contract maintenance and administration expense charges. The mortality and expense risk charge is guaranteed by USAA Life and cannot be increased. During the year ended December 31, 2021, the total mortality and expense risk charge was $43,896.

The following expenses are charged to reimburse USAA Life for the expenses it incurs in the establishment and maintenance of the contracts and each variable fund account. USAA Life assesses each variable fund account a daily administrative charge at an annualized rate of 0.10% of the average net assets of each variable fund account. Beginning on the first anniversary of the effective date, and on each anniversary thereafter, a maintenance charge of $30 is deducted by USAA Life through a redemption of units from the accumulated value of each contract. This charge will apply only while the contract is in the accumulation phase. During the year ended December 31, 2021, the total administrative charge was $6,753.

Any premium tax levied by a state or government entity with respect to the Separate Account will be charged against the contract.

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SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Notes to the Financial Statements

(4)	Investments

The following table summarizes purchases and sales activity for each corresponding mutual fund for the year ended December 31, 2021.

Variable Fund Account	Purchases	Sales
Vanguard Diversified Value	$17,432	$3,827
Vanguard Equity Index	—	127
Vanguard Mid-Cap Index	18,317	15,596
Vanguard Small Company Growth	10,928	150
Vanguard International	—	2,061
Vanguard REIT Index	—	40,260
Vanguard High Yield Bond	961	55
Vanguard Money Market	7,732	60,875
Fidelity VIP II Contrafund®	—	2,059
Fidelity VIP Equity-Income	—	16
DWS Capital Growth	127,398	134,870
Alger American LargeCap Growth	119,651	277,103

(5)	Fair value measurements

FASB guidance on fair value measurements establishes a three-level valuation hierarchy for disclosure of assets and liabilities measured at fair value. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows.

•	Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical assets and liabilities that can be accessed at the measurement date.

•

Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly.

•	Level 3 - inputs to the valuation methodology are unobservable for the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Below is a description of our valuation methodologies for assets and liabilities measured at fair value:

If listed prices or quotes are not available, fair value is based upon independent or internally developed models that primarily use, as inputs, market-based or independently sourced market parameters, including but not limited to, yield curves, interest rates, volatilities, equity or debt prices, foreign exchange rates and credit curves. Valuation adjustments may be made to ensure that financial instruments are recorded at fair value.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while we believe our valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date.

As quoted market prices are available, the underlying mutual fund investments are classified as Level 1 within the valuation hierarchy.

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SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Notes to the Financial Statements

(6)	Changes in units outstanding

The changes in units outstanding for the years ended December 31, 2021 and 2020 were as follows:

	2021			2020
Variable accounts	Units issued	Units redeemed	Net Increase (Decrease)	Units issued	Units redeemed	Net Increase (Decrease)
Vanguard Diversified Value	437	98	339	34	1	33
Vanguard Equity Index	—	3	(3)	—	110	(110)
Vanguard Mid-Cap Index	314	265	49	1,062	195	867
Vanguard Small Company Growth	173	2	171	47	50	(3)
Vanguard International	—	41	(41)	—	30	(30)
Vanguard REIT Index	—	763	(763)	—	758	(758)
Vanguard High Yield Bond	33	2	31	38	2	36
Vanguard Money Market	5,037	39,949	(34,912)	1,631	8,214	(6,583)
Fidelity VIP II Contrafund®	—	33	(33)	—	20	(20)
Fidelity VIP Equity-Income	—	1	(1)	—	—	—
DWS Capital Growth	919	968	(49)	—	159	(159)
Alger American LargeCap Growth	811	1,895	(1,084)	—	189	(189)

(7)	Subsequent events

The need for additional disclosures and/or adjustments resulting from subsequent events has been evaluated through the date the financial statements were available to be issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

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SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Financial Highlights

A summary of accumulation unit values (“AUV”), accumulation units, annuity units, net investment income (loss), net assets, investment income ratios, expense ratios and total returns for each year or period ended December 31 are presented in the table below.

Variable accounts	At the end of each year					Investment income ratios (A)	Expense ratios (B)	Total returns (C)
For each year	AUV	Accumulation units	Annuity units	Net investment income (loss)	Net assets
Vanguard Diversified Value
2021	45.84	5,837	—	$700	$267,556	1.04%	0.75%	29.46%
2020	35.40	5,498	—	3,107	194,632	2.66%	0.75%	38.34%
2019	31.91	5,465	—	3,260	174,382	2.82%	0.75%	24.71%
2018	25.58	5,612	—	2,744	143,532	2.50%	0.75%	-9.84%
2017	28.35	5,487	—	2,870	155,589	2.72%	0.75%	12.27%

Vanguard Equity Index
2021	53.73	7,719	—	1,773	414,766	1.23%	0.75%	27.57%
2020	42.11	7,722	—	2,635	325,182	1.69%	0.75%	52.82%
2019	35.90	7,832	—	3,647	281,137	2.05%	0.75%	30.28%
2018	27.55	10,785	—	3,331	297,061	1.77%	0.75%	-5.26%
2017	29.06	11,734	—	3,308	341,017	1.80%	0.75%	20.70%

Vanguard Mid-Cap Index
2021	65.39	4,465	3,882	1,656	545,776	1.08%	0.75%	23.41%
2020	52.98	4,216	4,082	2,103	439,596	1.34%	0.75%	52.17%
2019	45.21	4,194	3,237	2,206	335,947	1.46%	0.75%	29.86%
2018	34.80	4,341	3,447	1,289	271,042	1.18%	0.75%	-10.04%
2017	38.67	4,250	3,347	1,268	293,826	1.19%	0.75%	18.16%

Vanguard Small Company Growth
2021	62.42	6,199	—	(1,473)	386,932	0.36%	0.75%	13.35%
2020	55.06	6,028	—	(288)	331,888	0.65%	0.75%	55.40%
2019	45.03	6,031	—	(646)	271,581	0.49%	0.75%	27.12%
2018	35.42	6,309	—	(845)	223,440	0.44%	0.75%	-7.99%
2017	38.48	7,255	—	(707)	279,153	0.47%	0.75%	22.51%

Vanguard International
2021	48.36	4,897	—	(1,197)	236,795	0.27%	0.75%	-2.29%
2020	49.48	4,938	—	796	244,328	1.19%	0.75%	103.60%
2019	31.64	4,968	—	930	157,190	1.41%	0.75%	30.19%
2018	24.29	4,994	—	201	121,329	0.89%	0.75%	-13.31%
2017	28.01	6,097	—	512	170,782	1.08%	0.75%	41.55%

Vanguard REIT Index
2021	72.23	39,879	—	30,184	2,880,427	1.97%	0.75%	39.14%
2020	51.90	40,642	—	36,271	2,109,497	2.58%	0.75%	20.69%
2019	54.96	41,400	—	40,541	2,275,481	2.65%	0.75%	27.82%
2018	42.99	42,142	—	42,055	1,811,790	3.00%	0.75%	-6.09%
2017	45.77	43,021	—	32,829	1,968,996	2.44%	0.75%	3.97%

Vanguard High Yield Bond
2021	29.02	10,905	—	10,648	316,422	4.17%	0.75%	2.87%
2020	28.20	10,874	—	13,612	306,600	5.48%	0.75%	20.34%
2019	26.88	10,838	—	11,935	291,374	5.33%	0.75%	14.76%
2018	23.42	6,659	—	6,380	155,926	4.74%	0.75%	-3.51%
2017	24.26	6,622	—	6,319	160,616	4.77%	0.75%	6.16%

12

SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Financial Highlights

Variable accounts	At the end of each year					Investment income ratios (A)	Expense ratios (B)	Total returns (C)
For each year	AUV	Accumulation units	Annuity units	Net investment income (loss)	Net assets
Vanguard Money Market
2021	1.52	401,417	—	$(4,773)	$609,262	0.01%	0.75%	-0.79%
2020	1.53	436,329	—	(1,572)	667,178	0.52%	0.75%	1.19%
2019	1.53	442,912	—	10,096	678,836	2.24%	0.75%	1.42%
2018	1.51	438,137	—	7,803	661,602	1.96%	0.75%	1.13%
2017	1.49	423,526	—	1,592	631,917	1.00%	0.75%	0.18%

Fidelity VIP II Contrafund®
2021	70.29	2,533	—	(1,101)	178,085	0.06%	0.75%	26.86%
2020	55.40	2,566	—	(612)	142,152	0.25%	0.75%	69.18%
2019	42.75	2,586	—	(290)	110,575	0.47%	0.75%	30.56%
2018	32.74	2,648	—	(52)	86,699	0.70%	0.75%	-7.11%
2017	35.23	2,900	—	196	102,188	0.93%	0.75%	20.93%

Fidelity VIP Equity-Income
2021	35.78	731	—	285	26,164	1.93%	0.75%	23.93%
2020	28.86	732	—	200	21,120	1.84%	0.75%	33.87%
2019	27.26	732	—	234	19,960	2.04%	0.75%	26.43%
2018	21.55	733	—	264	15,794	2.29%	0.75%	-9.03%
2017	23.67	737	—	162	17,437	1.74%	0.75%	12.00%

DWS Capital Growth
2021	143.96	2,491	—	(1,831)	358,565	0.21%	0.75%	21.85%
2020	118.13	2,540	—	(683)	300,083	0.48%	0.75%	87.81%
2019	85.60	2,699	—	(686)	231,058	0.42%	0.75%	36.09%
2018	62.89	2,735	—	(67)	171,992	0.72%	0.75%	-2.35%
2017	64.40	2,834	—	10	182,475	0.75%	0.75%	25.33%

Alger American LargeCap Growth
2021	142.72	6,959	—	(7,971)	993,163	—%	0.75%	11.00%
2020	128.57	8,043	—	(4,440)	1,034,105	0.19%	0.75%	109.65%
2019	77.55	8,232	—	(4,533)	638,436	—%	0.75%	26.46%
2018	61.32	8,642	—	(4,441)	529,939	—%	0.75%	1.42%
2017	60.45	8,761	—	(3,787)	529,603	—%	0.75%	27.48%

A.

These amounts represent the dividends, excluding distributions of capital gains, received by the fund account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the fund accounts invest. Accordingly, significant changes in the net assets of the fund account may cause the Investment Income ratio to be higher or lower than if the net assets had been constant.

B.

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

C.	The AUV total return amounts are computed in accordance with a formula prescribed by the Securities and Exchange Commission, which includes deduction of contract charges.

13

USAA LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

AND SCHEDULES

DECEMBER 31, 2021 and 2020

(WITH REPORT OF INDEPENDENT AUDITORS)

Ernst & Young LLP Frost Tower Suite 1901 111 West Houston Street San Antonio, TX 78205	Tel: +1 210 228 9696 Fax: +1 210 242 7252 ey.com

Report of Independent Auditors

The Audit Committee

USAA Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of USAA Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2021 and 2020, and the related statutory statements of operations. capital and surplus. and cash flow for the years then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021 and 2020. and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2021 and 2020, or the results of its operations or its cash flows for the years then ended.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements related to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Texas Department of Insurance. Management is also responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

A member firm of Ernst & Young Global Limited

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

April 27, 2022

A member firm of Ernst & Young Global Limited

USAA LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2021 and 2020

(Dollars in millions, except per share data)

	2021	2020
Admitted Assets
Cash and invested assets:
Bonds	$22,056	$23,864
Perpetual preferred stocks	30	35
Non redeemable preferred stocks	58	93
Investments in common stock of wholly-owned subsidiaries	85	76
Common stocks	10	10
Mortgage loans on real estate, net	2,322	2,113
Cash and cash equivalents	421	252
Policy loans	157	165
Other invested assets	376	334
Receivables for securities	3	4
Securities lending reinvested collateral assets	167	69

Total cash and invested assets	25,685	27,015
Investment income receivable	227	258
Uncollected and deferred premiums	37	55
Reinsurance recoverable from reinsurers	138	44
Net deferred tax asset	86	71
Receivables from affiliates	8	21
Other admitted assets	10	7
Separate account assets	7	6

Total admitted assets	$26,198	$27,477

Liabilities and Capital and Surplus
Liabilities:
Aggregate reserve for life and accident and health contracts	$17,151	$22,041
Liability for deposit-type contracts	2,105	1,862
Contract claims	264	220
Policyholder dividends and provision for policyholder dividends	39	40
Interest maintenance reserve	272	58
Accrued general expenses	66	164
Current federal income taxes payable	98	25
Remittances and items not allocated	154	166
Asset valuation reserve	239	225
Funds held under reinsurance treaties	2,844	—
Payable to affiliates	91	62
Payable for securities	—	51
Payable for securities lending	167	69
Other liabilities	118	40
Separate account liabilities	7	6

Total liabilities	23,615	25,029

Capital and Surplus:
Capital:
Common capital stock, $100 par value; 30,000 shares authorized; 25,000 shares issued and outstanding	3	3
Surplus:
Paid-in and contributed surplus	144	144
Unassigned surplus	2,436	2,301

Total surplus	2,580	2,445

Total capital and surplus	2,583	2,448

Total liabilities and capital and surplus	$26,198	$27,477

See accompanying notes to the statutory financial statements.

USAA LIFE INSURANCE COMPANY

Statutory Statements of Operations

Years ended December 31, 2021 and 2020

(Dollars in millions)

	2021	2020
Income
Premiums and annuity considerations	$(3,771)	$2,117
Considerations for supplementary contracts and dividend accumulations	104	126
Net investment income	1,110	1,163
Commissions and expense allowance on reinsurance ceded	124	106
IMR adjustments for reinsurance ceded	238	—
Other income	31	7

Total (loss) income	(2,164)	3,519

Benefits, reserve changes and expenses
Death and other policy benefits and adjustments	927	819
Annuity benefits	390	386
Surrender benefits and withdrawals for life contracts	763	862
(Decrease) increase in aggregate reserve for contracts	(4,900)	648
General insurance expenses	528	584
Other expenses	125	82
Increase in loading on deferred and uncollected premiums	18	59

Total benefits, reserve changes and expenses	(2,149)	3,440

(Loss) income before policyholder dividends, federal income taxes and net realized capital gains (losses)	(15)	79
Policyholder dividends	39	39

(Loss) income before federal income taxes and net realized capital losses	(54)	40
Federal income (benefit) taxes	(38)	64

Loss before net realized capital losses	(16)	(24)
Net realized capital losses, net of capital gains tax (benefit) of $9 and $(2) and $128 and $2 transferred to the interest maintenance reserve, respectively	(16)	(13)

Net loss	$(32)	$(37)

See accompanying notes to the statutory financial statements.

USAA LIFE INSURANCE COMPANY

Statutory Statements of Capital and Surplus

Years ended December 31, 2021 and 2020

(Dollars in millions)

	2021	2020
Capital
Common stock	$3	$3

Total capital	3	3

Surplus
Paid-in and contributed surplus	144	144

Unassigned surplus:
Beginning of year	2,301	2,444
Net income	(32)	(37)
Change in net unrealized capital gains (losses)	29	(20)
Change in net deferred income taxes	10	62
Change in nonadmitted assets	18	(51)
Change in asset valuation reserve	(14)	(29)
Dividends to stockholders	(14)	(57)
Deferred gain on coinsurance reinsurance	142	—
Prior year adjustments	(4)	(11)

End of year	2,436	2,301

Total surplus	2,580	2,445

Total capital and surplus	$2,583	$2,448

See accompanying notes to the statutory financial statements.

USAA LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2021 and 2020

(Dollars in millions)

	2021	2020
Cash from operations
Premiums collected, net of reinsurance	$(3,667)	$2,243
Net investment income	1,148	1,157
Miscellaneous income	267	105
Benefit and loss related payments	(1,932)	(1,981)
Commissions and expenses paid	(757)	(496)
Dividends paid to policyholders	(40)	(40)
Federal and foreign income taxes paid	(25)	(47)

Net cash from operations	(5,006)	941

Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	7,702	2,567
Stocks	37	15
Mortgage loans	116	27
Other invested assets	17	9
Miscellaneous proceeds	—	50

Total investment proceeds	7,872	2,668

Cost of investments acquired:
Bonds	5,288	3,222
Stocks	—	10
Mortgage loans	324	468
Other invested assets	37	59
Miscellaneous applications	149	49

Total investments acquired	5,798	3,809
Net decrease in policy loans	(8)	(5)

Net cash from investments	2,082	(1,135)

Cash from financing and miscellaneous sources
Net deposits on deposit-type contracts	170	268
Dividends to stockholders	(14)	(57)
Other cash provided	2,937	6

Net cash from financing and miscellaneous sources	3,093	217

Net change in cash and cash equivalents	169	23

Cash and cash equivalents:
Beginning of year	252	229

End of year	$421	$252

The Company reported the following non-cash activity:

Bonds and stocks security exchanges	$128	$215
Interest capitalization	1	1
Commitments in tax credits	32	5
Interest credited to policyholders	73	70

See accompanying notes to the statutory financial statements.

USAA LIFE INSURANCE COMPANY

Glossary of Terms

When the following terms and abbreviations continuously appear in the text of this report, they have the meanings indicated below.

Term	Description
APPM	Accounting Practices and Procedures Manual
BCC	Be a Compliant Company
CAPCO	USAA Capital Corporation
CARVM	Commissioners Annuity Reserve Valuation Method
CDT	Commissioners Disability Table
CET	Commissioners Extended Term
COVID-19	Coronavirus disease of 2019
CRVM	Commissioners Reserve Valuation Method
CSO	Commissioners Standard Ordinary
Department	The Texas Department of Insurance
EDP	Electronic Data Processing
Equity Advisors	USAA Equity Advisors, LLC
FHLB	Federal Home Loan Bank
FPS	USAA Financial Planning Services, Inc.
FSB	USAA Federal Savings Bank
GAAP	Generally Accepted Accounting Principles
GFA	Guaranty Fund Assessment
HRI	Health Rate Implementation
IAR	Individual Annuity Reserving
IMR	Interest Maintenance Reserve
ISCO	USAA Investment Services Company
LGA	USAA Life General Agency, Inc.
Life NY	USAA Life Insurance Company of New York
LIHTC	Low Income Housing Tax Credits
LTV	Loan-to-Value
NAIC	National Association of Insurance Commissioners
Newco	US Realco Holdings, LLC
NOLGHA	National Organization of LIfe and Health Guaranty Associations
OTT	Other-Than-Temporary
OTTI	Other-Than-Temporary Impairment
RealCo	USAA Real Estate Company
RELP	US Real Estate Limited Partnership
SAP	Statutory Accounting Principles
SPIA	Single Premium Immediate Annuity
SSAP	Statutory Statements of Accounting Principles
SVO	Securities Valuation Office
UASC	USAA Annuity Services Corporation
USAA	United Services Automobile Association
USAA Life	USAA Life Insurance Company
VM-20	Valuation Manual 20

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(1)	Summary of Significant Accounting Policies

A.	Nature of Operations

USAA Life Insurance Company (also referred to as we, us, and our, unless otherwise denoted) is a wholly-owned subsidiary of United Services Automobile Association (USAA). We market individual life insurance policies, annuity contracts, and accident and health policies primarily to individuals eligible for membership in USAA, and we sell certain policies to non-members through third-party arrangements. We are licensed to do business in the District of Columbia and in all states, with the exception of New York. Our subsidiary insurance company, USAA Life Insurance Company of New York (Life NY), is licensed to sell life and annuity contracts in New York. Of our noninsurance subsidiary businesses, USAA Life General Agency, Inc. (LGA), offers additional products of other insurance companies requested by USAA members, which are not sold by us, and USAA Annuity Services Corporation (UASC) facilitates the sale of annuity and structured settlement products to other parties.

B.	Accounting Practices

We prepare statutory financial statements in accordance with the requirements of Texas law. The Texas Department of Insurance (Department) has adopted the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (APPM), as amended, as reflected in the Texas Administrative Code, Title 28, Section 7.18. The March 2021 version of the APPM is currently in effect, setting out applicable Statements of Statutory Accounting Principles (SSAPs). The Department requires Texas insurers to apply applicable SSAPs, in conjunction with Texas statutes, Department rules, and the directives, instructions, and orders of the Texas insurance commissioner, in determining and reporting its financial condition and operating results and for determining its solvency. The Department has also adopted optional exceptions and modifications to the SSAPs, which we have opted not to implement.

There are no differences between our net income and surplus and the NAIC SSAP and accounting practices prescribed or permitted by the Department.

C.	Use of Estimates in the Preparation of the Financial Statements

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the Department requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

D.	Accounting Policies

Investments

Bonds are reported at amortized cost, except for those with an NAIC designation of 6, which are reported at the lower of amortized cost or fair value. Loan-backed and structured securities are reported at amortized cost, except for those with an NAIC designation of 6, which are reported at the lower of amortized cost or fair value. Amortization of premium or discount on bonds, loan-backed and structured securities are calculated using the scientific (constant yield) interest method. The retrospective adjustment method is used to value all securities expect for those with floating or adjustable coupons or previously impaired securities, in which case, the prospective methodology is used.

Our investment in perpetual and non-redeemable preferred stock is carried at fair value.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Common stock investment in our wholly-owned insurance subsidiary, Life NY is stated at underlying statutory equity. Investments in our unaudited wholly-owned non-insurance subsidiaries, LGA and UASC have been nonadmitted in accordance with SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities (SSAP 97). Common stocks also includes our investment in Federal Home Loan Bank (FHLB) capital stock, which is carried at par value. Mortgage loans are stated at their unpaid principal balance, net of valuation allowance.

Policy loans are stated at their aggregate unpaid balance.

Other invested assets include primarily our investments in joint ventures, limited liability companies and other forms of partnerships. These investments are carried at the underlying audited U.S. GAAP equity of the investee as defined in SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, (SSAP 48). For those investments with affiliated entities, they are accounted for using the equity method as defined in SSAP 97. As a part of our community reinvestment initiatives, we have made equity investments in certain limited partnership and limited liability companies that finance the construction and rehabilitation of affordable rental housing, as well as stimulate economic development in low to moderate income communities. These investments are carried at proportional amortized cost as specified in SSAP No. 93, Low Income Housing tax Credit Property Investments. Investments in surplus notes are stated at amortized cost if assigned an NAIC designation 1 to 2; otherwise, they are stated at the lower of amortized cost or fair value as specified in SSAP No. 41R, Surplus Notes.

Principal or interest payments on debt securities or loans are determined to be uncollectible when they are 90 days past due, and the amounts determined to be uncollectible are written off through the Statutory Statements of Operations. Interest is not accrued on debt securities or mortgage loans for which principal or interest payments are determined to be uncollectible.

We periodically review the value of our invested assets for other-than-temporary impairment (OTTI). If a decline in the fair value of the investment is deemed to be other-than-temporary (OTT), the difference between carrying value and the expected recovery value is charged to income as a realized capital loss. During 2021 and 2020, we recognized OTTI charges totaling $15 million and $9 million, respectively.

Securities lending reinvested collateral is stated at the statutory value of the underlying investments comprising the reinvested collateral in accordance with investment policies above.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and short-term highly liquid marketable securities with original maturities of less than three months at the time of purchase. At December 31, 2021 and 2020, cash included $2 million and $2 million, respectively, of separate account purchases awaiting reinvestment. These funds are restricted from our use. Notes receivable from affiliates are included in cash equivalents and are carried at their outstanding principal balance.

Uncollected and Deferred Premiums

Uncollected premiums are gross premiums that are due and unpaid as of the reporting date, net of loading. Uncollected premiums more than 90 days past due are nonadmitted and therefore, are not presented in these financial statements. Deferred premiums are a current policy’s entire premium to the next policy anniversary date, less any deferred premiums that have been collected, net of loading.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Aggregate Reserve for Policies and Contracts

Reserves for traditional life insurance that are not subject to Principle Based Reserves are computed using the Net Level Premium Method or the Commissioners Reserve Valuation Method (CRVM). Interest rate assumptions range from 2.50% to 4.50%. Life insurance mortality assumptions are based on the 1958 CSO/CET, 1980 CSO/CET, 2001 CSO mortality tables (including the Preferred Class Structure mortality tables), or 2017 CSO mortality tables (including the Preferred Class Structure mortality tables). Reserves for traditional life insurance that are subject to Principle Based Reserves are computed using the Net Premium Reserve Method and the Deterministic/Stochastic Reserve Method prescribed by VM-20. Interest rate assumption used for the Net Premium Reserve Method range from 3.00% to 4.00%. Mortality assumptions used for the Net Premium Reserve Method are based on the 2017 CSO mortality tables. The assumptions used for Deterministic/Stochastic Reserve Method are the prudent estimate assumptions developed internally, as required by Valuation Manual 20 Reserves (VM-20).

Universal life reserves are computed by the method specified in the NAIC Universal Life Model Regulation. Interest rate assumptions range from 1.00% to 4.50%. Bank Owned Life Insurance (BOLI) reserves are equal to our share of the actual gross account values. Deferred annuity reserves are computed using the Commissioners Annuity Reserve Valuation Method (CARVM) as defined by Actuarial Guideline XXXIII. Annuity interest rate assumptions are the statutory interest rates. Interest rates range from 3.25% to 8.75%. Reserves for annuities in payout status are computed as the present value of future benefits. Annuity interest rate assumptions are the statutory interest rates or contract guaranteed rates, whichever are more conservative. Mortality assumptions are based on the 1983a, A2000, or 2012 IAR mortality tables. Interest rates range from 0.00% to 8.00%.

The Active Life Reserves for Income Replacement policies issued through 1993 are valued on a two-year full preliminary term basis using 4.00% interest and a modification of the 1964 CDT table. The Active Life Reserves for policies issued in 1994 and later are valued on a two-year full preliminary term basis using 4.00% interest and a modification of the 1985 CIDA. The Disabled Life Reserves are valued using a 3.00% interest rate and the 1985 CIDC table. The Active Life Reserves for In-Hospital Cash policies are valued on a two-year full preliminary term basis, using 4.00% interest and a modification of the 1969 Society of Actuaries Intercompany Experience study. The Active Life Reserves for Issue Age and Attained Age Standardized Medicare Supplement Plans are valued on a two-year full preliminary term basis using 4.00% interest for issues prior to 2013, 3.00% for 2013 and later issues, and a modification of the 1994 Tillinghast claim cost tables.

Insurance Revenues and Expenses

Premiums on traditional life insurance products are recognized as revenues as they become due from policyholders under the terms of the insurance contract. Universal life premiums and annuity considerations are recognized when received while health premiums are earned ratably over the term of the related insurance policies. Benefits, policy administration, and other expenses are recognized as incurred over the lives of the policies. Premiums on a new third-party product offered to non-members on a commission basis, started recognizing revenue in August 2020 at the launch of a third-party distribution protected deferred annuity (PDA) product.

Reinsurance

We are party to several life reinsurance treaties with various reinsurers in order to mitigate the risk of over concentration. We continually monitor the financial condition of our reinsurers.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Capitalization policy

Capitalized furniture, fixtures, and equipment are depreciated over a 3 to 20 year period using double declining and the straight-line methods. Capitalized software is amortized over a 3 year period using the straight-line method. Capitalized buildings and land improvements are depreciated over a 10 to 50 year period using the straight-line method. Capitalized leasehold improvements are depreciated over the shorter of estimated useful life or lease term using the straight-line method. We recognized depreciation and amortization expense of $35 and $36 in 2021 and 2020, respectively.

Fair Value of Financial Instruments

The fair value estimates of our financial instruments were made at a point in time, based on relevant market information and information about the related financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale, at any one point in time, our entire holdings of a particular financial instrument. In addition, the tax ramifications related to the effect of fair value estimates have not been considered in the estimates. Under our supervision, the fair value of debt and equity securities presented was determined using an independent pricing service.

Federal Income Taxes

We are included in the consolidated federal income tax return filed by our parent, USAA. Members of the consolidated group are jointly and severally liable for the group’s consolidated income tax liability under Regulation Section 1.1502-6(a). Current taxes are allocated to the separate subsidiaries of USAA based upon a written tax allocation agreement, whereby companies receive a current benefit to the extent that their losses are utilized by the consolidated group. However, for separate company financial statement purposes, our accounting policy is to report taxes on a separate company reporting basis. Separate company current taxes are computed at a 21% rate on regular taxable income adjusted for any consolidated benefits allocated to the companies. Any balance in Current federal income taxes recoverable, if applicable, represents federal income taxes recoverable from USAA, and any balance in Current federal income taxes payable, if applicable, represents federal income taxes payable to USAA, according to the allocation agreement.

Deferred income taxes are recognized for tax consequences of temporary differences by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The effect on deferred taxes of a change in tax rates is recognized in Unassigned surplus in the period that includes the enactment date.

E.	Current Vulnerability Due to Certain Concentrations

We mitigate our concentration risk through the use of reinsurance and by conducting business in 49 states, and the District of Columbia.

F.	Basis of Accounting

The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department, which vary in some respects from GAAP. The more significant of these differences are as follows:

Policy Acquisition Costs

The costs of acquiring business are expensed when incurred; under GAAP, certain acquisition costs, to the extent recoverable, would be deferred and amortized over the periods benefited.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Investments

Investments in bonds are reported at amortized cost or fair value based on their NAIC rating. For GAAP, fixed maturity investments are classified as available-for-sale, which are reported at fair value with unrealized holding gains and losses reported in accumulated other comprehensive income.

The asset valuation reserve (AVR), which is not required by GAAP, is determined by an NAIC formula and provides a valuation allowance for invested assets. In addition, a liability for the interest maintenance reserve (IMR) has been recorded to capture the realized capital gains and losses for fixed income investments due to interest rate changes. IMR is not required by GAAP.

Securities Lending

Securities lending collateral reinvested in debt securities is carried at the lower of amortized cost or fair value based on their NAIC rating. For GAAP, collateral reinvested in debt securities is carried at fair value.

Subsidiaries

The financial statements of our subsidiaries are not consolidated with our financial statements as would be required under GAAP; rather, these investments are carried at their net equity value with amounts actually received in the form of dividends included in investment income, while undistributed equity in Net income is included with unrealized gains and losses on investments as a credit or charge to Unassigned surplus.

Nonadmitted Assets

Certain assets designated as nonadmitted are excluded from the accompanying Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus and are charged directly to Unassigned surplus; under GAAP, such assets are included in the balance sheet.

Reinsurance

Ceded reinsurance amounts related to policyholder liabilities are reported as reductions of the related reserves rather than as assets, as would be required under GAAP.

Premiums

Premiums are taken into income over the premium paying period of the related policies, with some investment contracts being accounted for under the deposit method of accounting. Under GAAP, premiums that are in excess of policy charges are deferred.

Deferred Income Taxes

Gross deferred tax assets are reduced by valuation allowance adjustments when it is more likely-than-not that all or a portion of the deferred tax asset will not be realized. Admitted deferred tax assets are limited to 1) the amount of federal income taxes paid in the prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with Internal Revenue Service (IRS) tax loss carryforward provisions, not to exceed three years, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing (EDP) equipment and operating software, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state income taxes.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Under GAAP, state income taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets that are not more likely-than-not to be realized.

Policyholder Dividends

A liability for undistributed income allocable to participating policyholders has not been recorded as would be required under GAAP.

Policy Reserves

Policy reserves are based on statutory-basis mortality and interest requirements without consideration of withdrawal, except for Principle Based Reserves. Statutory reserves may differ from reserves based on best estimates with a provision for adverse deviation of mortality, interest and withdrawals.

Reserve Valuation

Reserve valuation changes for existing policies, prescribed under statutory accounting principles, are accounted for as adjustments to Unassigned surplus in the year in which they occur. No entry is required under GAAP.

G.	Going Concern

Management does not believe there are any conditions or events, considered in the aggregate, that raise doubt about our ability to continue as a going concern.

(2)	Accounting Changes and Correction of Errors

Correction of errors

As of December 31, 2021, we recorded as prior year adjustments to surplus:

We discovered that during a data conversion of our life products to a new actuarial valuation system, AXIS, a transfer error occurred resulting in inaccurate December 2020 reserve calculations for our participating life products. An adjustment of ($8) was recorded as a prior year adjustment.

An adjustment of ($3) was recorded as an increase to reserves as a result of a manual error in deterministic reserves discovered in December 2020.

We also determined that an asset had been amortized beyond the prescribed amortization period. An adjustment of $4 was recorded as a prior year adjustment to correct for eight months of over amortization.

The aggregate amount of ($4) for these items, including immaterial items, was recorded appropriately as a prior year adjustment to surplus, net of tax, in 2021.

As of December 31, 2020, we recorded as prior year adjustments to surplus:

In 2019, our investment in common stock of our subsidiary, Life NY was overstated. At December 31, 2019, it was determined that Life NY needed to increase their reserves by $11 as a result of cash flow analysis. This resulted in our investment in Life NY being overstated by $11, net of tax as of December 31, 2019, and was corrected as a prior period adjustment to surplus for 2020.

The amount of ($11) for this item was recorded as a prior year adjustment to surplus, net of tax for 2020.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(3)	Investments

A.	Investments in Debt and Equity Securities

The statement value and fair value of investments in debt and equity securities are as follows:

	December 31, 2021
Debt securities	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Governments and agencies	$49	$1	$—	$50
All other governments	165	15	(2)	178
States, territories and possessions	248	51	—	299
Political subdivisions of states, territories and possessions	630	143	—	773
Special revenue and assessment obligations of agencies and authorities of governments and their political subdivisions	3,432	511	(3)	3,940
Industrial and miscellaneous	17,399	1,286	(109)	18,576
Hybrid securities	133	14	(5)	142
Redeemable preferred stocks	30	—	(10)	20

Total debt securities	$22,086	$2,021	$(129)	$23,978

	December 31, 2020
Debt securities	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Governments and agencies	$54	$3	$—	$57
All other governments	137	23	—	160
States, territories and possessions	274	61	—	335
Political subdivisions of states, territories and possessions	1,028	225	—	1,253
Special revenue and assessment obligations of agencies and authorities of governments and their political subdivisions	4,738	816	—	5,554
Industrial and miscellaneous	17,470	2,184	(42)	19,612
Hybrid securities	163	16	(11)	168
Redeemable preferred stocks	35	—	(7)	28

Total debt securities	$23,899	$3,328	$(60)	$27,167

The fair value of debt securities was determined using an independent security pricing service, which may differ from NAIC prescribed fair values used for statutory reporting purposes. See Note 4 regarding fair value measurement.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The statement value and fair value of debt securities at December 31, by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to prepay obligations.

	2021		2020
	Statement Value	Fair Value	Statement Value	Fair Value
Due in one year or less	$414	$422	$410	$419
Due after one year through five years	3,226	3,423	5,291	5,754
Due after five years through ten years	4,993	5,503	8,129	9,341
Due after ten years	10,776	11,823	7,088	8,402
Mortgage-backed securities	2,677	2,807	2,981	3,251

Total debt securities	$22,086	$23,978	$23,899	$27,167

Proceeds from the activity of investments in bonds, and the related capital gains and losses and OTTI on bonds and other invested assets, are as follows:

	Years Ended December 31
	2021		2020
Proceeds from bonds:
Sales	$6,242		$1,042
Proceeds from other than sales	1,623		1,757

Total proceeds from bonds	$7,865		$2,799

Net realized capital gains (losses):
Bonds:
Gross realized capital gains on sales	$624		$38
Gross realized capital losses on sales	(2)		(36)

Net realized capital gains (losses) losses on bond sales	622		2
Net realized capital gains on dispositions other than sales	5		1
Net realized losses on dispositions other than sales	—		(1)
OTTI	(15)	-38.099	(9)

Total bond net realized capital gains (losses)	612	-50.163	(7)
Preferred stocks	(7)		4
Other invested assets	(2)		—

Net realized capital gains (losses) before federal income taxes	603		(3)
Realized capital gains transferred to IMR, net of taxes	(482)		(10)
Federal income tax expense	137		—

Net realized capital losses	$(16)		$(13)

Note: Current and prior year total proceeds from bonds includes prepayment penalties and non-cash exchanges.

During 2021 and 2020, we recognized total OTTI charges of $15 and $9, respectively.

Gross investment income was $1,126 and $1,177 during 2021 and 2020, respectively. Investment and interest expenses were $16 and $14 for 2021 and 2020, respectively.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Set forth below are gross unrealized losses and fair values for debt and equity securities stated at amortized cost, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as follows:

	December 31, 2021
	Less than 12 months		12 months or more		Total
Description of securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt securities:
U.S. Government and agencies	$2	$—	$—	$—	$2	$—
All other governments	21	(2)	—	—	21	(2)
States, territories and possessions	8	—	—	—	8	—
U.S. political subdivisions of states, territories and possessions	—	—	—	—	—	—
Special revenue and assessment obligations of agencies and authorities of governments and their political subdivisions	115	(3)	8	—	123	(3)
Industrial and miscellaneous	4,040	(93)	258	(16)	4,298	(109)
Hybrid securities	32	—	42	(5)	74	(5)
Redeemable preferred stocks	—	—	20	(10)	20	(10)

Total debt securities	4,218	(98)	328	(31)	4,546	(129)

Equity securities:
Non redeemable preferred stocks	—	—	19	(5)	19	(5)

Total debt and equity securities	$4,218	$(98)	$347	$(36)	$4,565	$(134)

	December 31, 2020
	Less than 12 months		12 months or more		Total
Description of securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt securities:
U.S. Government and agencies	$—	$—	$—	$—	$—	$—
All other governments	10	—	—	—	10	—
Special revenue and assessment obligations of agencies and authorities of governments and their political subdivisions	51	—	1	—	52	—
Industrial and miscellaneous	758	(28)	137	(14)	895	(42)
Hybrid securities	3	—	60	(11)	63	(11)
Redeemable preferred stocks	—	—	28	(7)	28	(7)

Total debt securities	822	(28)	226	(32)	1,048	(60)

Equity securities:
Non redeemable preferred stocks	21	(1)	27	(14)	48	(15)

Total debt and equity securities	$843	$(29)	$253	$(46)	$1,096	$(75)

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

We monitor our debt investment securities for OTTI when the fair value of the security has declined below amortized cost. The evaluation for potential OTTI is performed on an individual security basis based upon the facts and circumstances of that security and the probability of recovery. If it is determined that the decline is OTT, the difference between carrying value and the expected recovery value is charged to income as a realized capital loss. At December 31, 2021 and 2020, the unrealized losses on investment securities are not considered other than temporarily impaired but rather the result of current interest rate conditions. Although we have the positive intent and ability to hold any securities in an unrealized loss position to anticipated recovery, management may sell a security in response to unanticipated asset liability matching needs, significant market movements, or changes in business plans.

B.	Loan-Backed and Structured Securities

For loan-backed and structured securities, we considered cash flow analysis, rating agency analysis, market and sector conditions, and qualitative and quantitative information specific to the issuer of the security to determine if impairment was OTT.

Loan-backed securities for which OTTI have been recognized and are classified as follows at December 31,

	2021
		OTTI Recognized in Loss
	Amortized Cost Before OTTI	Interest	Non-interest	Fair Value
OTTI recognized:
Intent to sell	$5	$—	$—	$5
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	11	—	6	5

Total	$16	$—	$6	$10

	2020
	1	2		3
		OTTI Recognized in Loss
	Amortized Cost Before OTTI	Interest	Non-interest	Fair Value
OTTI recognized:
Intent to sell	$—	$—	$—	$—
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	11	—	1	10

Total	$11	$—	$1	$10

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Below are the loan-backed securities held at the end of the year for which OTTI have been recognized based on the fact that the present value of projected cash flows expected to be collected is less than the amortized cost of the securities:

2021
Updated	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
05947UD62	$11	$5	$6	$5	$5	03/31/2021

Total	XXX	XXX	$6	XXX	XXX	XXX

For securities with amortized cost or adjusted amortized cost:

Column 2 minus Column 3 should equal Column 4

Column 2 minus Column 4 should equal Column 5

2020
CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
05947UD62	11	10	1	10	10	12/31/2020

Total	XXX	XXX	$1	XXX	XXX	XXX

For securities with amortized cost or adjusted amortized cost:

Column 2 minus Column 3 should equal Column 4

Column 2 minus Column 4 should equal Column 5

Loan-backed and structured securities in unrealized loss positions as of year-end, stratified based on length of time continuously in these unrealized loss positions, are as follows:

	2021	2020
Aggregate amount of unrealized loss
Less than twelve months	$14	$5
Twelve months or longer	1	2
Aggregate fair value of securities with unrealized loss
Less than twelve months	$636	$44
Twelve months or longer	25	33

C.	Securities Lending Collateral

Securities lending program

Under the terms of our securities lending program, initial collateral (either in the form of cash or investment securities) is required at a rate of 102% and 105% of the market value of a loaned domestic and foreign security, respectively. The cash collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent into short-term investments. The reinvested collateral of $167 and $69 in 2021 and 2020, respectively, was reported as Securities lending reinvested collateral assets and the offsetting collateral liability is reported as Payable for securities lending on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of December 31, 2021 and 2020, respectively.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

We receive primarily cash collateral in an amount in excess of the fair value of the securities lent. Our lending agent reinvests the cash collateral in higher yielding securities than the securities which we lend to other entities under the arrangement.

The aggregate amount of our collateral liability under our securities lending program is as follows at December 31:

	Fair Value
	2021	2020
Open	$167	$69
30 days or less	—	—
31 to 60 days	—	—
61 to 90 days	—	—
Greater than 90 days	—	—

Subtotal	167	69
Securities received	—	—

Total collateral received	$167	$69

Aggregate amount of our collateral asset (received and reinvested) is as follows at December 31:

	2021		2020
	Amortized Cost	Fair value	Amortized Cost	Fair value
Open (cash)	$167	$167	$69	$69
30 days or less	—	—	—	—
31 to 60 days	—	—	—	—
61 to 90 days	—	—	—	—
91 to 120 days	—	—	—	—
121 to 180 days	—	—	—	—
181 to 365 days	—	—	—	—
1 to 2 years	—	—	—	—
2 to 3 years	—	—	—	—
Greater than 3 years	—	—	—	—

Subtotal	$167	$167	$69	$69
Securities received	—	—	—	—

Total collateral reinvested	$167	$167	$69	$69

Collateral investment maturities are primarily short term in nature but may vary depending upon the type of security, which can range from overnight to three years. To manage the liquidity risk resulting from the mismatch of collateral repayment requirements and the maturity of invested collateral, the program requires minimum levels of investments that mature on an overnight basis. These overnight investments create significant liquidity in case of a large unexpected demand for the return of collateral. Liquidity can also be generated through the sale of short-term investments held in the collateral portfolio, or, if necessary, by increasing the rate paid by us on the cash collateral in order to attract liquidity from borrowers in an extreme liquidity crisis. Additionally, we include these investments as part of the overall evaluation of debt securities for OTTI. We have not recognized any OTTI on invested collateral received for loaned securities.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Loaned securities

We engage in securities lending whereby certain securities from our portfolio are loaned to other institutions for short periods of time. The total amount of loaned securities as of December 31, 2021 and 2020 were $158 and $57, respectively. We maintain full ownership rights to the securities loaned and accordingly, the loaned securities are classified as investments. These securities loaned are restricted, see Note 3F.

Securities are loaned in exchange for collateral, primarily on an overnight basis, with a maximum maturity of 90 days.

D.	Mortgage Loans

At December 31, 2021 and 2020, our investment in mortgage loans was $2,322 and $2,113, respectively.

The maximum loan-to-value ratio of any loan at the time of the loan was 71.2% in 2021 and 2020. The rate of interest on our new commercial mortgage loans ranged from 2.71% to 3.70% in 2021 and 2.85% to 3.52% in 2020.

All mortgage loans were current and the recorded investment was current and not past due greater than 30 days at December 31, 2021 and 2020.

The commercial real estate loans consist of participating and direct origination loans. In evaluating the credit quality of commercial real estate loans, we assess the performance of the loans using both quantitative and qualitative criteria. Certain risks associated with commercial mortgage loans can be evaluated by reviewing both the loan-to-value (LTV) and debt service coverage ratios to understand both the probability of the borrower not being able to make the necessary loan payments as well as the ability to refinance or sell the underlying property for an amount that would enable us to recover our unpaid principal balance in the event of default by the borrower.

The average LTV ratio is based on our most recent estimate of the fair value for the underlying property, which is evaluated at least annually and updated more frequently, if necessary, to better indicate risk associated with the loan. A lower LTV indicates that our loan value is more likely to be recovered in the event of default by the borrower if the property was sold.

The LTV ratio for commercial real estate loans by property type is as follows:

	December 31, 2021				December 31, 2020
	< 30%	30-50%	51-75%	Total	30-50%	51-75%	Total
Property type
Hospitality	$—	$39	$108	$147	$27	$126	$153
Industrial	15	74	257	346	90	165	255
Multi-family	—	29	857	886	11	768	779
Office	—	101	336	437	154	334	488
Retail	—	5	304	309	55	250	305
Self-storage	—	31	77	108	21	50	71
Student Housing	—	—	89	89	—	62	62

Total recorded investment	$15	$279	$2,028	$2,322	$358	$1,755	$2,113

% of total	1%	12%	87%	100%	17%	83%	100%
Weighted-average LTV ratio	0.28	0.41	0.59	0.57	0.44	0.61	0.58

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The debt service coverage ratio is based on normalized annual net operating income of the property compared to the payments required under the terms of the loan. Normalization allows for the removal of annual one-time events such as capital expenditures, prepaid or late real estate tax payments or non-recurring third-party fees (such as legal, consulting or contract fees). This ratio is evaluated at least annually and updated more frequently, if necessary, to better indicate risk associated with the loan. A higher debt service coverage ratio indicates the borrower is less likely to default on the loan. The debt service coverage ratio should not be used without considering other factors associated with the borrower, such as the borrower’s liquidity or access to other resources. A 1.00 debt service coverage ratio indicates that the net operating income of the property is sufficient to meet debt service coverage payments.

The debt service coverage ratio of commercial mortgage loans by property type is as follows:

	2021				2020
	<1.10	1.20-2.00	Greater than 2.00	Total	1.20-2.00	Greater than 2.00	Total
Property type:
Hospitality	$146	$—	$—	$146	$124	$29	$153
Industrial	—	62	284	346	55	200	255
Multi-family	—	583	303	886	465	313	778
Office	—	253	184	437	258	230	488
Retail	—	114	195	309	138	167	305
Self-storage	—	—	108	108	—	71	71
Student Housing	—	28	62	90	28	35	63

Total recorded investment	$146	$1,040	$1,136	$2,322	$1,068	$1,045	$2,113
% of total	6%	45%	49%	100%	51%	49%	100%
Weighted-average debt coverage ratio	(0.54)	1.61	2.42	1.87	1.68	2.38	2.02

The commercial real estate loan portfolio is geographically dispersed across the United States. At December 31, 2021 and 2020, the four geographic regions with the highest concentration of our commercial real estate loan portfolio are the pacific, southwest, northeast, and east north central for current year, and pacific, southwest, northeast, and mideast for prior year.

	December 31, 2021		December 31, 2020
	Loan Balance	% of Outstanding Loan Balances	Loan Balance	% of Outstanding Loan Balances
East North Central	$293	12.62%	$211	9.99%
Mideast	292	12.58%	278	13.16%
Mountain	85	3.66%	57	2.70%
Northeast	326	14.04%	327	15.48%
Pacific	643	27.26%	576	27.25%
Southeast	120	5.17%	123	5.82%
Southwest	388	16.71%	364	17.22%
West North Central	126	5.43%	50	2.37%
Various (cross regional)	49	2.11%	127	6.01%

Total	$2,322	100.00%	$2,113	100.00%

We have no taxes, assessments or amounts advanced that are not included in the mortgage loan totals, and we have no impaired mortgage loans.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

E.	Other Invested Assets

We have investments in unaffiliated partnership interests of $333 and $319 as of December 31, 2021 and 2020, respectively. In addition, we have an investment in an unaffiliated surplus debenture with Nationwide Mutual Insurance for $6 as of December 31, 2021 and 2020.

Low-Income Housing Tax Credits (LIHTC)

We have investments of $37 and $9 in various LIHTCs for 2021 and 2020, respectively. Unexpired state premium tax credits have a remaining life between 1 - 9 years. There is no minimum required holding period and we are not aware of any regulatory review associated with our LIHTC investments. We recognized LIHTC benefits of $2 and $3 in 2021 and 2020, respectively.

Equity contributions committed to the LIHTC investments are included in Other Liabilities on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus and are as follows:

Year	Projected Contributions
2022	$7
2023	9
2024	14
2025	1
2026	1
Thereafter	—

Total	$32

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

F.	Restricted Assets

Set forth below is information regarding our restricted assets at December 31:

2021
	Gross (Admitted & Nonadmitted) Restricted							Current Year
	Current Year					6	7	8	9	Percentage
	1	2	3	4	5					10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account Activity (a)	Total Separate Account Restricted Assets	Separate Account Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase/(Decrease) (5 minus 6)	Total Nonadmitted Restricted	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$167	$—	$—	$—	$167	$69	$98	$—	$167	0.63%	0.64%
FHLB capital stock	10	—	—	—	10	10	—	—	10	0.04%	0.04%
On deposit with states	201	—	—	—	201	206	(5)	—	201	0.76%	0.77%
Pledged as collateral to FHLB (including assets backing funding agreements)	—	—	—	—	—	54	(54)	—	—	—%	—%
Loaned securities	158				158	57	101		158	0.60%	0.60%
Separate account purchases awaiting reinvestment	—	—	2	—	2	2	—	—	2	0.01%	0.01%
Total restricted assets	$536	$—	$2	$—	$538	$398	$140	$—	$538	2.03%	2.05%

(a)	Subset of column 1
(b)	Subset of column 3

2020
	Gross (Admitted & Nonadmitted) Restricted							Current Year
	Current Year					6	7	8	9	Percentage
	1	2	3	4	5					10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Protected Cell Account Activity (a)	Total Protected Cell Account Restricted Assets	Protected Cell Account Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase/(Decrease) (5 minus 6)	Total Nonadmitted Restricted	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$69	$—	$—	$—	$69	$20	$49	$—	$69	0.25%	0.25%
FHLB capital stock	10	—	—	—	10	10	—	—	10	0.04%	0.04%
On deposit with states	206	—	—	—	206	231	(25)	—	206	0.74%	0.75%
Pledged as collateral to FHLB (including assets backing funding agreements)	54	—	—	—	54	70	(16)	—	54	0.19%	0.20%
Loaned securities	57				57	18	39		57	0.21%	0.21%
Separate account purchases awaiting reinvestment	—	—	2	—	2	2	—	—	2	0.01%	0.01%
Total restricted assets	$396	$—	$2	$—	$398	$351	$47	$—	$398	1.43%	1.45%

(a)	Subset of column 1
(b)	Subset of column 3

The restricted assets on deposit with states are bonds on deposit with various governmental agencies and others as required by law.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

For further details regarding the restricted asset categories, see the corresponding notes shown below:

Restricted Asset Category	Note Disclosure
Collateral held under security lending agreements	Note 3C
FHLB capital stock	Note 8
Pledged as collateral to FHLB (including assets backing funding agreements)	Note 8
Loaned securities	Note 3C
Separate account purchases awaiting reinvestment	Note 1D

The collateral received and reflected as assets in financial statements is as follows at December 31:

2021
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
General Account
Cash equivalents - securities lending	$167	$167	0.63%	0.64%
Total collateral assets	$167	$167	0.63%	0.64%

2020
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
General Account
Cash equivalents - securities lending	$69	$69	0.25%	0.25%
Total collateral assets	$69	$69	0.25%	0.25%

	2021		2020
	Amount	% of Liability to Total Liabilities	Amount	% of Liability to Total Liabilities
Recognized Obligation to Return Collateral Asset (General Account)	$167	0.71%	$69	0.28%
Recognized Obligation to Return Collateral Asset (Separate Account)	—	—	—	—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

G.	5GI Securities

We did not have any securities designated as 5GI for December 31, 2021. The following securities were designated as 5GI for period ending December 31, 2020 as the documentation necessary for the SVO to perform a full credit analysis was not available. The securities were current on all contractual interest and principal payments. The following table reflects 5GI securities at December 31, 2020:

Investment	Number of 5GI Securities		Aggregate BACV		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Bonds – AC	—	3	$—	$107	$—	$115
Bonds – FV	—	—	—	—	—	—
LB&SS – AC	—	—	—	—	—	—
LB&SS – FV	—	—	—	—	—	—
Preferred Stock – AC	—	—	—	—	—	—
Preferred Stock – FV	—	—	—	—	—	—

Total	—	3	$—	$107	$—	$115

AC – Amortized Cost FV – Fair Value

H.	Prepayment Penalties and Acceleration Fees

For securities sold, redeemed or disposed, the prepayment penalties and acceleration fees in the financial statements are as follows at December 31:

	2021	2020
	General Account
Number of CUSIPs	25	24
Aggregate amount of insurance income	$35	$18

(a)	CUSIPs presented in whole numbers

(4)	Financial Assets Measured at Fair Value

A.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties. The fair value of a liability is the amount at which the liability could be incurred or settled in a current transaction between willing parties.

Fair values are based on quoted market prices when available. If quoted market prices are not available for the specific security, then fair values are estimated using pricing models utilized by an independent pricing service to ascertain the fair values. Fair value is generally estimated using discounted cash flow analysis, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, we estimate fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment, which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Our financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements (SSAP 100). SSAP 100 establishes a three-level valuation hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

•	Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

•

Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly for substantially the full term of the financial instruments.

•	Level 3 – inputs to the valuation methodology are unobservable for the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as certain bonds and preferred stock when carried at the lower of cost or market.

Valuation techniques utilized by pricing services and prices obtained from external sources are reviewed by investment professionals who are familiar with the securities being priced and the markets in which they trade to ensure the fair value determination is representative of an exit price. Pricing services consider such data as widely published indices (benchmarks), recent trades, changes in interest rates, general economic conditions and the credit quality of the specific issuers.

The following tables summarize the assets and liabilities measured and reported at fair value in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus and by the valuation hierarchy (as described above) as of December 31:

	2021
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets at fair value:
Non redeemable preferred stocks	$—	$31	$27	$—	$58
Securities lending reinvested collateral assets	167	—	—	—	167
Separate account assets	7	—	—	—	7

Total assets at fair value/NAV	$174	$31	$27	$—	$232

Liabilities at fair value:
Payable for securities lending	$167	$—	$—	$—	$167
Separate account liabilities	7	—	—	—	7

Total liabilities at fair value/NAV	$174	$—	$—	$—	$174

Net fair value	$—	$31	$27	$—	$58

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

	2020
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets at fair value:
Bonds - U.S. special revenue	$—	$3	$—	$—	$3
Securities lending reinvested collateral assets	69	—	—	—	69
Separate account assets	6	—	—	—	6

Total assets at fair value/NAV	$75	$3	$—	$—	$78

Liabilities at fair value:
Payable for securities lending	$69	$—	$—	$—	$69
Separate account liabilities	6	—	—	—	6

Total liabilities at fair value/NAV	$75	$—	$—	$—	$75

Net fair value	$—	$3	$—	$—	$3

Level 1 Financial Instruments

Included within Level 1 are Securities lending reinvested collateral assets, Payable for securities lending, Separate account assets and Separate account liabilities which consist primarily of highly liquid mutual funds for which there are quoted prices in active markets. Where quoted prices are available in an active market, securities are classified in Level 1 of the valuation hierarchy.

Level 2 Financial Instruments

Included within Level 2 are below investment grade bonds and non redeemable preferred stocks, which are required to be measured at fair value. The fair value of these securities was estimated by an independent pricing service utilizing pricing models to ascertain the fair values. The pricing models incorporate observable market data such as benchmark yields and recent trades. Based upon an analysis of the procedures and techniques developed by our independent pricing service, we determined that securities valued in this manner should be classified within Level 2 of the valuation hierarchy.

Level 3 Financial Instruments

Included within Level 3 securities are perpetual preferred stocks which are required to be measured at fair value. The fair value of these securities were estimated using broker quotes to ascertain the fair values.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The tables below includes a rollforward of the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus amounts (including the change in fair value), for assets classified within Level 3 of the valuation hierarchy.

2021
Perpetual preferred stocks
Assets at fair value, January 1	$—
Transfers into Level 3	23
Transfers out of Level 3	—
Total realized gains (losses) included in net income	—
Total unrealized gains (losses) included in surplus	6
Purchases, issuances, and settlements (net):
Purchases	—
Sales	(2)
Issuances	—
Settlements	—

Assets at fair value, December 31	$27

The Level 3 transfer activity was less than $1 and resulted in no balance for Level 3 assets at December 31, 2020.

B.	The aggregate fair value and admitted fair values of financial instruments are as follows at December 31:

2021
Type of Financial Instrument	Aggregate Fair Value including Not Practicable	Admitted Values	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Assets:
Bonds	$23,959	$22,056	$3	$23,933	$17	—	$6
Preferred stock	78	88	—	30	48	—	—
Common stock	95	95	—	—	—	—	95
Mortgage loans	2,403	2,322	—	—	2,403	—	—
Cash and cash equivalents	421	421	421	—	—	—	—
Policy loans	157	157	—	—	—	—	157
Other invested assets	377	376	—	8	—	—	369
Securities lending reinvested collateral assets	167	167	167	—	—	—	—
Separate account assets	7	7	7	—	—	—	—
Liabilities:
Liability for deposit-type contracts	1,963	2,105	—	—	1,963	—	—
Payable for securities lending	167	167	167	—	—	—	—
Separate account liabilities	7	7	7	—	—	—	—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

2020
Type of Financial Instrument	Aggregate Fair Value including Not Practicable	Admitted Values	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Assets:
Bonds	$27,140	$23,864	$3	$27,130	$3	$—	$4
Preferred stock	110	128	—	41	69	—	—
Common stock	86	86	—	—	—	—	86
Mortgage loans	2,226	2,113	—	—	2,226	—	—
Cash and cash equivalents	252	252	252	—	—	—	—
Policy loans	165	165	—	—	—	—	165
Other invested assets	335	334	—	8	—	—	327
Securities lending reinvested collateral assets	69	69	69	—	—	—	—
Separate account assets	6	6	6	—	—	—	—
Liabilities:
Liability for deposit type contracts	1,714	1,862	—	—	1,714	—	—
Payable for securities lending	69	69	69	—	—	—	—
Separate account liabilities	6	6	6	—	—	—	—

C.	Financial instruments for which it is not practicable to determine fair value are as follows at December 31:

Carrying Value
Type of Financial Instrument	2021	2020	Effective Interest Rate	Maturity Date	Explanation
Assets:
Bonds	$6	$4	NA	NA	a
Common stock	95	86	NA	NA	b,c
Policy loans	157	165	4.0% to 7.4%	NA	d
Other invested assets	369	327	NA	NA	a,e

(a)	Consists of tax credits for which there is no observable market value.
(b)	Consists of investments in FHLB for which there is no observable market value.
(c)	Consists of investments in affiliated entities for which there is no observable market value.
(d)	The carrying value of the policy loans approximates their fair value.
(e)	Consists of equity method investments for which there is no observable market value.

D.	We did not have any investments valued at NAV, which may be sold below NAV or for which there are significant restrictions in liquidation at December 31, 2021 and 2020.

(5)	Income Taxes

A.	Deferred Tax Asset

Management believes realization of the gross deferred tax assets is more likely-than-not based on the expectation such benefits could be utilized through loss carrybacks or by offsetting income from the reversal of existing taxable temporary differences, taxable income exclusive of reversing temporary differences, or tax-planning strategies.

Deferred tax assets and liabilities are valued at the rates at which they are expected to reverse in the future. The deferred tax assets and liabilities below have been valued at 21%.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The amount of deferred tax assets and deferred tax liabilities are as follows at December 31:

	2021			2020
	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$312	$58	$370	$310	$46	$356
Statutory valuation allowance adjustments	—	—	—	—	—	—

Adjusted gross deferred tax assets	312	58	370	310	46	356
Deferred tax assets nonadmitted	129	52	181	146	40	186

Net admitted gross deferred tax assets	183	6	189	164	6	170
Deferred tax liabilities	97	6	103	93	6	99

Net admitted deferred tax asset	$86	$—	$86	$71	$—	$71

The Change in net deferred income taxes reported in Unassigned surplus before consideration of nonadmitted assets is comprised of the following components at December 31:

	2021	2020	Change
Net gross deferred tax assets	$267	$257	$10
Tax effect of unrealized gains	4	4	—

Net tax effect without unrealized gains	$271	$261	$10

The amount of each result or component of the deferred tax admission calculation as of December 31 is shown below:

	2021			2020
	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized after application of the lesser of the following threshold limitations:	86	—	86	71	—	71
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	86	—	86	71	—	71
Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	375	XXX	XXX	357
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	97	6	103	93	6	99

Deferred tax assets admitted as a result of the application of SSAP No. 101	$183	$6	$189	$164	$6	$170

The risk-based capital (RBC) level to determine the applicable realization period and percentage from the realization threshold limitation table for RBC Reporting Entities at December 31 is as follows:

	2021	2020
Ratio percentage used to determine recovery period and threshold limitation amount	1,080%	890%
Adjusted capital and surplus used to determine recovery period and threshold limitation	$2,761	$2,628

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Our tax-planning strategies do not include the use of reinsurance-related tax-planning strategies. The impact of tax-planning strategies are as follows at December 31:

	2021		2020		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Determination of adjusted gross deferred tax assets (DTAs) and net admitted deferred tax assets, by tax character as a percentage
Adjusted gross DTAs amount	$312	$58	$309	$46	$3	$12
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax-planning strategies	31%	—%	52%	72%	(21)%	(72)%
Net admitted adjusted gross DTAs amount	$183	$6	$164	$6	$19	$—
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax-planning strategies	—%	—%	10%	—%	(10)%	—%

B.	Unrecognized Deferred Tax Liabilities

There are no temporary differences for which deferred tax liabilities are not recognized.

C.	Components of Current and Deferred Income Taxes

Current income taxes incurred consist of the following major components for the years ended December 31:

	2021	2020	Change
Federal	$(38)	$64	$(102)
Foreign	—	—	—

Subtotal	(38)	64	(102)
Federal income tax on net capital gains and IMR	137	—	137

Federal and foreign income taxes incurred	$99	$64	$35

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31 are presented below.

	2021	2020	Change
Deferred Tax Assets
Ordinary deferred tax assets:
Policyholder reserves	$169	$156	$13
Deferred acquisition costs	118	116	2
Policyholder dividend accrual	5	5	—
Compensation and benefits accrual	9	8	1
Contingent liability	—	21	(21)
Other	11	4	7

Total ordinary gross deferred tax assets	312	310	2
Nonadmitted deferred tax assets	129	146	(17)

Admitted ordinary deferred tax assets	183	164	19

Capital deferred tax assets:
Investments	58	46	12

Total capital gross deferred tax assets	58	46	12
Nonadmitted deferred tax assets	52	40	12

Admitted capital deferred tax assets	6	6	—

Total admitted deferred tax assets	$189	$170	$19

Deferred Tax Liabilities
Ordinary deferred tax liabilities:
Investments	$63	$57	$6
Deferred and uncollected premium	15	19	(4)
Section 481 adjustment	11	14	(3)
Other	8	3	5

Total ordinary deferred tax liabilities	97	93	4

Capital deferred tax liabilities:
Investments	6	6	—

Total capital deferred tax liabilities	$6	$6	$—

Total deferred tax liabilities	$103	$99	$5

Net deferred tax assets	$86	$71	$14

There have not been any adjustments to gross deferred tax assets due to a change in circumstances that cause a change in judgment about the realizability of the related deferred tax assets.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

D.	Reconciliation of Federal Income Tax Rate to Actual Effective Rate

Our income tax incurred and Change in net deferred income taxes differs from the amount obtained by applying the federal statutory rate of 21% to income before taxes as follows:

	2021	2020
Income before taxes	$69	$28

Provision computed at statutory rate	$14	$6
Increase (decrease) in incurred tax resulting from:
Nondeductible expenses for meals, penalties and lobbying	2	1
Tax-exempt income	(1)	(1)
Interest maintenance reserve	45	—
Change in nonadmitted assets	1	—
Prior year adjustments	(2)	(3)
Deferred Gain	30	—
Other	—	(1)

Expected income tax expense	$89	$2

Current income tax expense with tax on capital gains	$99	$64
Change in net deferred income taxes	(10)	(62)

Total statutory income tax expense	$89	$2

E.	Tax Carryforwards and Protective Tax Deposits

Any tax loss or credit carryforwards are shown below, along with the amount of federal income taxes incurred in the current and prior years, if any, which are available as of December 31, 2021 for recoupment in the event of future net losses. Due to the enactment of Tax Legislation, only capital tax losses are available for recoupment for Life insurance companies. Also shown are any protective tax deposits we made with the Internal Revenue Service under Section 6603 of the Internal Revenue Code which are deemed to be an admitted asset.

Amount
Prior year federal tax incurred available for future losses
2021	$98
2020	—
2019	—
Protective tax deposit that is an admitted asset	$—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

F.	Consolidated Federal Income Tax Return

Our federal income tax return is filed in a consolidated group that consists of the following entities:

Catastrophe Reinsurance Company	USAA Insurance Agency, Inc.
Enterprise Indemnity Captive Insurance Company, Inc.	USAA Investment Corporation
Garrison Property and Casualty Insurance Company	USAA Investment Services Company
United Services Automobile Association	USAA Life General Agency, Inc.
USAA Annuity Services Corporation	USAA Life Insurance Company
USAA Capital Corporation	USAA Life Insurance Company of New York
USAA Casualty Insurance Company	USAA Property Holdings, Inc.
USAA Federal Savings Bank	Noblr Inc.
USAA Financial Advisors, Inc.	USAA Reciprocal Attorney In Fact, Inc.
USAA Financial Planning Services Insurance Agency, Inc.	USAA Residential Real Estate Services, Inc.
USAA Financial Services Corporation	USAA Savings Bank
USAA General Indemnity Company	UGSS, LLC

The method of allocation among the companies is subject to a written agreement, approved by our Board of Directors. The method of allocation chosen is in accordance with Internal Revenue Code Regulation 1.1502-33(d)(3), whereby profitable companies pay tax according to their separate return liability, and loss companies are credited with the tax benefit realized due to the utilization of their losses and credits. Intercompany tax balances are paid quarterly based on estimates and settled annually upon the completion of the consolidated tax return.

The 2013, 2014, and 2018 through 2021 tax years remain subject to federal examination.

The amount of interest and penalties expense (benefit) recognized in the Statutory Statements of Operations is less than $1 for the years ended December 31, 2021 and 2020, respectively. We did not have any interest and penalties payable recognized in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus at December 31, 2021 and 2020.

G.	Federal and Foreign Income Tax Loss Contingencies

We have no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(6)	State Transferable and Non-Transferable Tax Credits

The carrying value of transferable and non-transferable state tax credits gross of any related tax liabilities and total unused transferable and non-transferable state tax credits is as follows as of December 31:

	2021			2020
Transferable tax credits:	State	Carrying Value	Unused Amount	Carrying Value	Unused Amount
STONEHENGE CAPITAL SC 5.5 03/01/26	SC	1	—	—	—
ADVANTAGE CAPITAL NV 6.104 01/15/29	NV	2	1	2	—
ADVANTAGE CAPITAL OH 5.672 03/01/28	OH	2	—	—	—
STONEHENGE CAPITAL CT 7.12 12/15/23	CT	—	—	1	—
ADVANTAGE CAPITAL CT 6.58 02/15/28	CT	1	—	1	—
SESSIONS HOTEL SP, LLC	VA	—	—	2	2

		$6	$1	$6	$2

Non-transferable tax credits:
CAC 2021, LLC	VA	$2	$2	$—	$—

		$2	$2	$—	$—

Total state tax credits		$8	$3	$6	$2

The state tax credits are amortized in accordance with a utilization schedule established at the time we purchased the tax credit. We estimated the utilization of the tax credits by comparing forecasted premiums with historical tax liabilities for that particular state. All of the state tax credits are admitted assets and reported on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.

(7)	Related Party Transactions

A.	Transactions with Affiliates

1)

Effective March 12, 2021, USAA Financial Advisors Inc. (FAI), a wholly-owned subsidiary of Financial Planning Services, Inc. (FPS), and FPS, a wholly-owned subsidiary of USAA were dissolved. FAI was deregistered with the SEC as there was no longer a need for FAI to exist as a separate entity due to the decentralization and dissolution of FPS.

Functions traditionally associated with the selling and serving of our products; e.g. member contact center and sales management have been fully transitioned to USAA with the dissolution of FPS and USAA continues to allocate to the Property & Casualty (P&C) subsidiaries as appropriate.

2)

On April 1, 2020, our affiliate, USAA Capital Corporation (CAPCO), sold its controlling interest in USAA Real Estate Company (RealCo) to Paxion Capital, LP (Paxion) for approximately $83.7 in cash, subject to a working capital adjustment mechanism, a 19.9% equity investment in the ongoing RealCo business (by way of an interest in RealCo’s parent, US Realco Holdings, LLC (Newco)), and a fixed reduction in investment management fees for RealCo’s management of US Real Estate Limited Partnership (RELP) starting in January 2021. Immediately prior to RealCo being sold to Newco, various equity interests were sold to Paxion affiliates, including the sale of 1.25% of RELP to US RE Co-invest, LLC (Investco). RealCo provides investment advice and related services concerning commercial real estate, including acquisitions, development, operation, financing and disposition. RealCo contracted services were $2 in 2020.These amounts were included in General insurance expenses. As RealCo was sold April 1, 2020, any amounts paid after the sale are considered external costs.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

As part of the transaction, we entered into an amended investment management agreement with RealCo so that RealCo could continue providing us investment management services after the transaction. In exchange for the services received from RealCo, we are required to pay RealCo a service fee equal to a percentage of the managed assets.

3)	We made the following cash capital contributions to affiliates:

We did not make any capital contribution to our subsidiary, Life NY in 2021. We made a cash capital contribution to Life NY of $10 in 2020.

4)

We received annuity considerations from UASC of approximately $331 and $446 in 2021 and 2020, respectively, representing amounts received for structured settlements issued. See Note 11A for additional information.

5)

We obtained our Board of Directors’ authority to enter into an intercompany funding agreement with CAPCO. Under certain provisions of this agreement, as well as a separate Written Consent to Action by the Board of Directors providing authorization for us to loan money within the USAA group of companies, we are authorized to loan funds in excess of the current cash requirements under guidelines established with the Department. At December 31, 2021 and 2020 we had notes receivable of $151 and $14, respectively. Interest income related to this lending activity was less than $100 thousand for 2021 and 2020, respectively.

6)

On February 26, 2020, USAA and USAA Life entered into a Reimbursement Agreement authorizing USAA to reimburse certain Be a Compliant Company related expenses incurred by USAA Life. Effective January 1, 2021, USAA and USAA Life entered into the Amended Reimbursement Agreement, increasing the maximum amounts reimbursable as follows:

Year	Maximum Reimbursable
2020	$90
2021	90
2022	90
2023	80
2024	70

The maximum amount reimbursable of $90 in each year was received in 2021 and 2020.

B.	Amount Due From or To Related Parties

The total amount of Receivables from affiliates was $8 and $21 at December 31, 2021 and 2020, respectively. The total amount of Payables to affiliates was $91 and $62 at December 31, 2021 and 2020, respectively. Intercompany receivables and payables are fully settled each subsequent month.

C.	Guarantees

We have formally guaranteed the capital and surplus of Life NY, and we also have guaranteed certain structured settlement payments owed to claimants by our wholly-owned subsidiary UASC. See Note 11A for further information.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

D.	Management or Service Contracts and Cost-Sharing Arrangements

1)

Certain services have been contracted from USAA and its affiliates, such as rental of office space, utilities, mail processing, data processing, printing, and employee benefits. The aggregate amount of such services was $413 and $281, for 2021 and 2020, respectively.

We allocate these and other expenses to affiliates for administrative services performed by us. The contracted services and allocations are based upon various formulas or agreements with the net amounts included in expenses. The aggregate amount of our allocations to all affiliates was $54 and $28 for 2021 and 2020, respectively.

We have been the provider of services and have billed USAA Investment Services Company (ISCO) in the amount of $2 and $2 for 2021 and 2020, respectively. We also have administrative services allocation agreements with Life NY and LGA. The expense allocated to these subsidiaries through these agreements totaled $52 and $26 for 2021 and 2020 respectively. These amounts are included in Other income.

2)

During 2020, FPS expenses based on an allocation of costs were $123, there were no such expenses due to the FPS dissolution in 2021. During 2021, we were direct billed by USAA for marketing expenses of $33. Additionally, we were direct billed by FPS for marketing expenses in 2020 in the amount of $32. These amounts are included in General insurance expenses.

3)

We have an agreement with USAA Federal Savings Bank (FSB) regarding servicing of tax-sheltered annuity loans and the acquisition of products through financial centers and marketing activities for certain member segments. FSB contracted services were $3 and $4 in 2021 and 2020, respectively. These amounts are included in General insurance expenses.

E.	All Subsidiary, Controlled and Affiliated (SCA) Investments

Balance Sheet Value (Admitted and Nonadmitted) All SCAs (Except 8bi Entities)

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
SSAP No. 97 8b(ii) Entities
Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iii) Entities
USAA Life General Agency, Inc	100%	$9	$—	$9
USAA Annuity Services Company	100%	2	—	2
Total SSAP No. 97 8b(iii) Entities	XXX	$11	$—	$11
SSAP No. 97 8b(iv) Entities
Total SSAP No. 97 8b(iv) Entities	XXX	$—	$—	$—
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$11	$—	$11
Aggregate Total	XXX	$11	$—	$11

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Y/N	Code**
SSAP No. 97 8a Entities
Total SSAP No. 97 8a Entities	XXX	XXX	$—	XXX	XXX	XXX
SSAP No. 97 8b(ii) Entities
Total SSAP No. 97 8b(ii) Entities	XXX	XXX	$—	XXX	XXX	XXX
SSAP No. 97 8b(iii) Entities
USAA Life General Agency, Inc.	Sub-1	06/21/2017	N/A for Sub-1	Y	N	N/A
USAA Annuity Services Company	Sub-1	06/21/2017	N/A for Sub-1	Y	N	N/A
Total SSAP No. 97 8b(iii) Entities	XXX	XXX	$—	XXX	XXX	XXX
SSAP No. 97 8b(iv) Entities
Total SSAP No. 97 8b(iv) Entities	XXX	XXX	$—	XXX	XXX	XXX
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	XXX	$—	XXX	XXX	XXX
Aggregate Total	XXX	XXX	$—	XXX	XXX	XXX

*	S1 – Sub-1, S2 – Sub-2 or RDF – Resubmission of Disallowed Filing
**	I – Immaterial or M – Material

(8)	Debt

A.	Capital Notes

We did not have any capital note obligations outstanding during the financial statement reporting periods. We have an intercompany lending and funding agreement with CAPCO. This agreement is described further in Note 7.

B.	Federal Home Loan Bank (FHLB) Agreements

We became a member of the FHLB of Dallas in August 2015. Membership was established primarily as an additional source of liquidity, but advances may be used in a spread capacity. We executed one $50 funding agreement with the FHLB during the first quarter of 2016. These funds are being used in a spread capacity.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

1)	FHLB Capital Stock

a)	Aggregate Totals

	Total	General Account	Separate Accounts
1. Current Year
(a) Membership Stock - Class A	$—	$—	$—
(b) Membership Stock - Class B	10	10	—
(c) Activity Stock	—	—	—
(d) Excess Stock	—	—	—
(e) Aggregate Total (a+b+c+d)	10	$10	$—
(f) Actual or estimated Borrowing Capacity as Determined by the Insurer	$1,418	XXX	XXX
2) Prior Year-end
(a) Membership Stock - Class A	$—	$—	$—
(b) Membership Stock - Class B	10	10	—
(c) Activity Stock	—	—	—
(d) Excess Stock	—	—	—
(e) Aggregate Total (a+b+c+d)	$10	$10	$—
(f) Actual or estimated Borrowing Capacity as Determined by the Insurer	$2,002	XXX	XXX

The borrowing capacity was determined as the largest amount that could be borrowed while still maintaining compliance with Chapter 422, Asset Protection Act of the Texas Insurance Code.

b)	Membership Stock (Class A and B) Eligible and Not Eligible for Redemption at December 31:

			2021
			Eligible for Redemption
Membership Stock	Current Years Total	Not Eligible for Redemption	Less Than 6 Months	6 Months to Less Than 1 year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	$10	$10	$—	$—	$—	$—

			2020
			Eligible for Redemption
Membership Stock	Current Years Total	Not Eligible for Redemption	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	$10	$10	$—	$—	$—	$—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

2) Collateral Pledged to FHLB

a)	Amount Pledged as of Reporting Date

1. Current Year

We did not have any collateral pledged to FHLB during the current financial statement reporting period.

2. Prior Year

	2020
	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year Total General and Separate Accounts Maximum Collateral Pledged	$58	$54	$—
Current Year General Account Maximum Collateral Pledged	58	54	—
Current Year Separate Account Maximum Collateral Pledged	—	—	—
Prior Year-End Total General and Separate Accounts Maximum Collateral Pledged	$71	$70	$—

b)	Maximum Amount Pledged During Reporting Period

1. Current Year

	2021
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
Current Year Total General and Separate Accounts Maximum Collateral Pledged	$56	$53	$—
Current Year General Account Maximum Collateral Pledged	56	53	—
Current Year Separate Account Maximum Collateral Pledged	—	—	—
Prior Year-End Total General and Separate Accounts Maximum Collateral Pledged	$72	$69	$—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

2. Prior Year

	2020
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
Current Year Total General and Separate Accounts Maximum Collateral Pledged	$72	$69	$—
Current Year General Account Maximum Collateral Pledged	72	69	—
Current Year Separate Account Maximum Collateral Pledged	—	—	—
Prior Year-End Total General and Separate Accounts Maximum Collateral Pledged	$73	$73	$—

3) Borrowing from FHLB

a) Amount as of the Reporting Date

	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
1. Current Year
Debt	$—	$—	$—	$—
Funding Agreements	—	—	—	—
Other	—	—	—	—
Aggregate total	$—	$—	$—	$—
2. Prior Year-end
Debt	$—	$—	$—	$—
Funding Agreements	50	50	—	50
Other	—	—	—	—
Aggregate total	$50	$50	$—	$50

We had one loan outstanding, which was issued on February 12, 2016, with FHLB of $50 with 1.5% fixed interest rate at December 31, 2020. The interest expense related to this borrowing activity was $1 during 2020. These borrowings are subject to prepayment penalties. We did not have any borrowings in 2021.

b) Maximum Amount during Reporting Period

1. Current Year

We did not have any maximum amount pledged during the current financial statement reporting period.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

2. Prior Year

	2020
	Total	General Account	Separate Accounts
Debt	$—	$—	$—
Funding Agreements	50	50	—
Other uses	—	—	—
Aggregate total	$50	$50	$—

(9)	Employee Benefit Plans

A.	Defined Benefit Plans

Employees who were hired before June 1, 2007 or are employed on or after January 1, 2021 are covered under a defined benefit pension plan administered by USAA, which is accounted for on a group basis. Benefits accrued prior to June 1, 2007 are determined based on years of service and the employee’s final average pay as defined in the plan.

All employees as of December 31, 2020, who were actively employed as of January 1, 2021, were provided a one-time pay credit to their cash balance account as of January 1, 2021 equal to 3-9% of 2020 eligible earnings, depending on the employee’s age as of the end of 2020.

Beginning in 2021, all employees are eligible for a cash balance pension benefit under the same plan. The cash balance pension benefit provides employees an amount equal to 3% of annual eligible earnings credited to a notional account that grows with interest credits. Interest is calculated as of December 31 each year by multiplying the notional account balance as of January 1 of the same year by a variable interest rate. The variable interest rate is equal to the 10-year Treasury rate for October of the year prior to the year of the credit. The rate will not be less than 0%, nor exceed 3%. Employees are fully vested in the cash balance pension benefit after completing three years of vesting service. Employees hired on or after January 1, 2021 must meet participation requirements before becoming a participant in the plan.

USAA also sponsors two nonqualified unfunded plans designed to restore benefits that would have been payable under the pension plan, but were limited by federal tax law limitations. There are no nonqualified pension benefits accrued on or after January 1, 2021.

B.	Defined Contribution Plan

Substantially all of our employees are eligible to participate in USAA’s defined contribution plans. Prior to 2021, new participants were automatically enrolled with a contribution rate of 8% but could subsequently opt out or adjust the contribution rate. We have matched participant contributions dollar for dollar up to a maximum of 8% of a participant’s compensation. Participants fully vest in our matching contributions after two years of vesting service.

Beginning in 2021, new participants were automatically enrolled with a contribution rate of 4%, which automatically increases to 6% upon their one-year anniversary, but can subsequently opt out or adjust the contribution rate. We match participant contributions two dollars for one dollar, up to a maximum of 8% of a participant’s compensation. USAA provides an employer match true-up feature, where USAA calculates the match each eligible employee received and compares it to the match each eligible employee should have received based on total contributions for the year. If an adjustment is needed, eligible employees will receive a separate contribution in the following year, as soon as administratively possible. For 2021 and 2020, our expenses related to the plan totaled $10 and $3, respectively.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

USAA also provided another defined contribution benefit, Retirement Plus, which is available to substantially all of our employees hired prior to January 1, 2021. Beginning in 2021, USAA will no longer provide a Retirement Plus contribution to employees. Retirement Plus is an age-based contribution which ranges from 3% to 9% of annual pay. The contribution is deposited into each participant’s retirement account annually. These contributions are managed by the participants. The contributions become 20% vested upon the participant’s completion of two years of vesting service and increase 20% each year such that the participant’s new retirement benefit shall be 100% vested upon the completion of six years of vesting service. For the years ended December 31, 2021 and 2020, an expense of less than $1 and $4, respectively, was recorded for the Retirement Plus benefit. These amounts are included in General insurance expenses.

An outside corporate trustee holds the funds for the defined benefit and defined contribution plans.

C.	Consolidated/Holding Company Plans

We participate in a qualified, noncontributory defined benefit pension plan and a defined contribution retirement plan sponsored by USAA. In addition, we provide certain other postretirement benefits to retired employees through a plan sponsored by USAA. USAA allocates amounts to us for the pension plan based on salary expense and for the postretirement plan based on number of employees. USAA allocates amounts to us for the defined contribution retirement plan based upon actual employer contributions to employee accounts.

The net (benefit) expense associated with these plans is as follows for the years ended December 31:

	2021	2020
Qualified pension plan	$1	$(2)
Postretirement benefit plan	2	1
Defined contribution retirement plan	10	3
Contributions to the Retirement Plus plan	—	4

(10)	Capital and Surplus

A.	Capital and Surplus

We have authorized 1,200,000 shares of non-voting Series A-F, Adjustable, Cumulative, Perpetual Preferred Stock (Preferred Stock), $100 par value. There are no shares issued and outstanding at December 31, 2021 and 2020.

Common stock dividends of $14 and $57 were paid in 2021 and 2020, respectively.

B.	Dividend Restrictions

The maximum amount of dividends that can be paid by Texas insurance companies to shareholders without prior approval of the Insurance Commissioner is subject to restrictions contained in the Holding Company Act, Title 6, Section 823.107 of the Texas Insurance Code. Generally, dividends may be declared and paid without prior approval if the amount does not exceed the greater of 10% of the insurer’s surplus as regards to policyholders at the end of the previous year, or its net gain from operations of the previous year. The maximum dividends that can be paid by us in 2022 without prior approval by the Department is $258.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

C.	Unassigned surplus is represented or (reduced) by each of the following items at December 31:

	2021	2020	Change
Net unrealized gains (losses)	$62	$33	$29
Nonadmitted assets	(246)	(264)	18
Asset valuation reserve	(239)	(225)	(14)

There were no restrictions placed on Unassigned surplus during the financial statement reporting periods.

(11)	Contingencies

A.	Contingent Commitments

We have unfunded commitments in alternative investments of $16 and $80 as of December 31, 2021 and 2020, respectively. We have a liability recorded on the Statement of Admitted Assets, Liabilities and Capital and Surplus to fund commitments for future investments in LIHTC of $32 and $5 as of December 31, 2021 and 2020, respectively.

As noted in Note 7C, we have the following guarantee commitments for the benefit of affiliates:

We have formally guaranteed that the capital and surplus of Life NY will be maintained at the greater of $6 or the amount of capital and surplus necessary to prevent an action level event from occurring under the RBC laws applicable to life insurance companies in New York. Further, as needed, we will provide Life NY the liquidity needed to meet its obligations on a timely basis. Any creditor of Life NY has the right to enforce the terms of this agreement in the event that Life NY fails or refuses to take timely action to enforce its rights under the minimum capital, surplus and liquidity provisions therein.

We have guaranteed certain structured settlement payments owed to claimants by UASC, a wholly-owned subsidiary. In establishing these structured settlement arrangements, UASC purchases annuity contracts from us wherein UASC is the owner of the annuity contract and a claimant is the payee. Future payment on these guarantees would be required if UASC did not make payment to a claimant as payment became due. Because we cannot know for certain how long an individual will live, we cannot estimate the maximum potential amount of future payments. As UASC has assigned payments on the annuities to be paid directly by us to the claimants and as UASC is a wholly-owned subsidiary, we believe the risk of payment under the guarantees is remote and limited.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Nature and circumstances of guarantee and key attributes, including date and duration of agreement	Liability recognition of guarantee. (include amount recognized at inception. If not initial recognition, document exception allowed under SSAP no. 5R.)	Ultimate financial statement impact if action under the guarantee is required.	Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.
Support Agreement with Life NY, a subsidiary, which requires us to maintain the Capital and Surplus at the greater of $6 or the amount of capital and surplus necessary to prevent an action level event from occurring under the RBC laws applicable to life insurance companies in New York.	$0	Decrease in cash, increase in investment in SCA	We are unable to develop an estimate of the maximum potential amount of future payments.	We are in compliance with all terms of the Support Agreement. As of December 31, 2021 and 2020, Life NY’s Capital and Surplus was in excess of both (1) $6, and (2) the amount necessary to prevent an action level event under RBC laws

Guaranteed payment of structured settlement owed to Claimants by our wholly-owned subsidiary UASC	$0	Decrease in cash and increase in expenses	We are unable to develop an estimate of the maximum potential amount of future payments.	To date, claimants have received all payments when due.

Total	$0	XXX	XXX	XXX

B.	Assessments

We are subject to guaranty fund assessments (GFA) by the states in which we do business. At December 31, 2021 and 2020, we have accrued a liability for GFA of $5 and $6, respectively. The calculation is based on our 3-year average of premiums written in the state as a percentage of the National Organization of Life and Health Guaranty Associations (NOLHGA) stated summary of total premiums written in that state. This percentage is multiplied by the amount estimated to be in default. This amount represents our best estimate based on information received from NOLHGA regarding various insolvencies in the industry and could change due to many factors including our share of the ultimate cost of current insolvencies. The timing of the payments is uncertain as it is based upon the mortality or morbidity of covered individuals. We do not expect such assessments to have a significant adverse effect on our financial position or results of operations.

An asset for premium tax credits related to these guaranty fund assessments has been established. Utilization of premium tax credits is dependent upon the rules of each state. The utilization varies from 1 to 20 years.

At December 31, 2021, assets recognized from paid and accrued premium tax offsets and policy surcharges were $2. The 2021 reconciliation activity for amortization of GFA credits and policy surcharges were less than $1 each.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

A reconciliation of the change in the premium tax asset at December 31:

2020
Assets recognized from paid and accrued premium tax offsets and policy surcharges prior year-end	$2
Decreases current year:
Amortization of GFA credits	(1)
Increases current year:
Policy surcharges collected	—

Assets recognized from paid and accrued premium tax offsets and policy surcharges current year-end	$1

C.	Joint and Several Liabilities

We did not have any joint and several liability arrangements during the financial statement reporting periods, except as disclosed in the Federal income taxes section of Note 1D.

D.	All Other Contingencies

In the ordinary course of business, we are routinely involved in judicial, regulatory, and governmental inquiries and other proceedings or investigations. These matters arise during our business activities and include matters that have been self identified. We establish accruals for such matters when potential losses associated with the matters become probable and estimable. Although we do not anticipate additional significant adverse effects on our financial position, results of operations or cash flows, we generally cannot predict the outcome of the pending matters, the timing of the ultimate resolution of these matters, or any eventual loss, fines or penalties related to each pending matter. We have not accrued for potential losses which are either probable but not yet estimable or which are only reasonably possible but estimable.

We cede risks through reinsurance arrangements. One of its third-party reinsurers, Scottish Re (U.S.), Inc. (SRUS), was placed under regulatory supervision by the Delaware Insurance Commissioner on December 14, 2018. Subsequently on March 6, 2019, the Chancery Court of the State of Delaware entered a Rehabilitation and Injunction Order in response to a petition filed by the Delaware Insurance Commissioner. In late June 2020, the Receiver presented his proposed plan of rehabilitation for SRUS. Since that time, a large group of cedent creditors to the Estate, as well as retrocessional reinsurers of the entity in receivership, have been working with the Receiver’s counsel on potential objections to the draft plan and ways to mitigate or resolve those objections.

In April 2021, the presiding Chancellor retired, and, in June 2021, the Vice-Chancellor received the assignment. Since taking over, the Vice-Chancellor has taken a much more active role in pushing the proceeding along, including requiring the parties to brief the Delaware legal standard the parties believe governs approval of a rehabilitation plan (when the Receiver submits one). That briefing remains ongoing. The Court set a hearing on this core issue for Q1 2022 and on March 31, 2022 issued an order approving Proposed Pre-plan Partial Loss Payments from Scottish Re to certain cedents before approval of the Rehabilitation plan. Receiver is therefore authorized to make pre-plan partial loss payments to cedents that have not received loss payments through Sept 20, 2020 in an aggregate amount of at least 43 percent through statutory offset. USAA is not directly impacted by this order however, we believe this preliminary order signals Vice Chancellor may release a decision on liquidation standard within Q2 2022.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

On a parallel track, in September 2021, the Receiver circulated a revised draft plan outline, which purported to incorporate comments received from the core constituencies of the Estate. The various parties have not delved deeply into the new draft due to the Court’s request for briefing on the Delaware legal standard (see above). Once the Court rules on the applicable legal standard, we expect the parties will return to finalizing the proposed rehabilitation plan, followed by a period for objections and, likely, a hearing on those objections during mid-2022.

(12)	Other Items

A.	Subprime Mortgage Related Risk Exposure

We invest in securities which are backed by mortgage loans, and therefore, by definition, we could be subject to losses emanating from the failure of the subprime market. Our asset-backed, residential mortgage-backed and commercial mortgage-backed portfolio holdings are reviewed daily and with the exception of the amounts listed by category below, and we have determined that we do not have additional exposure to subprime exposure because: 1) the securities are backed or insured by an agency of the U.S. Government; 2) the securities are issued by a corporate entity which does not participate in the subprime residential mortgage loan sector; 3) the underlying loans backing the security are not subprime in nature. Although we are confident we have minimal direct exposure, there is a possibility (albeit remote) that we could suffer losses (either direct or indirect) in the future.

As noted above, while we believe direct exposure to subprime mortgage loans are evident in the following, loss is neither eminent nor expected:

	2021
	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value	OTTI Losses Recognized
Residential mortgage-backed securities	$5	$5	$5	$—

Total	$5	$5	$5	$—

	2020
	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value	OTTI Losses Recognized
Residential mortgage-backed securities	$2	$2	$2	$(2)

Total	$2	$2	$2	$(2)

We have no underwriting exposure to subprime mortgage risks.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

B.	Depreciable Assets

The following table shows the depreciation method and the estimated useful lives (in years) of our depreciable assets:

	Depreciation Method	Useful Life
Buildings and improvements	Straight-line	10-50
Leasehold improvements	Straight-line	1-15
Furniture, fixtures, and equipment	Straight-line	3-20
Computer equipment	Straight-line	3-5
Computer equipment	Double declining	3
Internally developed software	Straight-line	3

Equipment used in operations are stated at cost, net of accumulated depreciation.

The following table presents the values of our depreciable assets:

	Net Book Value
	2021	2020
Internally developed software	37	48

Total	$37	$48

The following table shows the depreciation and amortization expense, as well as the accumulated depreciation and amortization as of December 31:

	Depreciation/Amortization Expense		Accumulated Depreciation/Amortization
	2021	2020	2021	2020
Leasehold improvements	$—	$—	$7	$—
Internally developed software	35	36	92	70

Total	$35	$36	$99	$70

C.	Nonadmitted Assets

Our nonadmitted assets at December 31 consisted of the following:

	2021	2020	Change
Common stocks, affiliated	$10	$20	$(10)
Amounts recoverable from reinsurers	2	2	—
Net deferred tax asset	181	186	(5)
Electronic data processing equipment and software	53	56	(3)

Total nonadmitted assets	$246	$264	$(18)

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

D.	Unusual or Infrequent Items

In 2020, the World Health Organization declared an infectious disease known as Coronavirus disease 2019 (COVID-19) a “Public Health Emergency of International Concern.” The COVID-19 pandemic resulted in authorities implementing numerous measures attempting to contain the spread and impact of COVID-19, such as travel bans and restrictions, quarantines, shelter-in-place orders, and limitations on business activity, including closures. These measures severely restricted global economic activity and negatively impacted businesses, market participants, our counterparties and members, and the global economy.

We have been, and may continue to be, impacted by the COVID-19 pandemic. Initially, the macroeconomic outlook improved in 2021 in the U.S. and several regions of the world, as COVID-19 cases decreased, and vaccinations became more widely available. However, with the spread of COVID-19 variants that are more easily communicable and resistant to currently available vaccines, uncertainty still remains about the duration of the pandemic and the strength and speed of the economic recovery. Given this uncertainty, the future direct and indirect impact of the pandemic on our business, results of operations and financial condition remain uncertain.

Should the current economic recovery deteriorate or if the pandemic worsens, including as a result of the spread of COVID-19 variants that are more easily communicable or resistant to currently available vaccines, such conditions, could have an adverse effect on our business and results of operations, including, but not limited to: decreased demand for our products and services, protracted periods of lower interest rates, a decrease in revenues due to deterioration in the financial condition of policyholders which could increase our nonadmitted uncollected premium balance, and higher mortality which could increase our reserve liabilities and benefit expenses.

In March 2020, in response to the pandemic, we implemented protocols and processes to help protect our employees, our members, and our communities. These measures include operating our businesses from remote locations, leveraging our business continuity plans and capabilities that include having the majority of employees work from home, and other employees operating using pre-planned contingency strategies for critical site-based operations. We will continue to manage the increased operational risk related to the execution of our business continuity plans in accordance with our Enterprise Risk Framework.

(13)	Reinsurance

Life Co entered into a coinsurance arrangement with Commonwealth Annuity and Life Insurance Company (CALIC) to reinsure 60% of its closed block of fixed rate annuity business representing approximately $3 billion in ceded annuity reserves. The reinsurance agreement was executed on July 28, 2021, with an effective date of July 1, 2021. CALIC is an insurance subsidiary of Global Atlantic Financial Group (Global Atlantic), a leading U.S. focused annuity, life insurance and reinsurance company.

Life Co. entered into a coinsurance agreement with Fortitude Re to reinsure 100% of its legacy annuity closed block of business on a funds withheld basis. This reinsurance arrangement represents approximately $3 billion in ceded reserves. This agreement was executed on October 28, 2021 with an effective date of October 1, 2021. Fortitude Re is a Bermuda based multi-line reinsurance company specializing in providing transactional solutions for legacy life, annuity, and property and casualty lines of business.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

We are party to several life reinsurance treaties with various reinsurers to mitigate the risk of over concentration. Our current policy for all life insurance products is to reinsure the portion of any risk in excess of $1 million with a $250 thousand corridor on the life of any one individual on a Yearly Renewable Term (YRT) basis. For term insurance, we have entered into certain reinsurance treaties that were based on a first dollar quota-share pool, and these agreements have quota-share coinsurance varying from 36% to 90% of the risk, up to the normal retention limit. Once our $1 retention limit has been reached, the quota-share pool also reinsures the remaining risk above our retention.

The ceding of reinsurance does not discharge us from our primary legal liability to a policyholder, but the reinsuring company assumes responsibility to reimburse us for the related liability.

We have also established first dollar quota-share agreements for some fixed deferred annuities to better manage interest rate, lapse and credit risk, as well as improve capital management. The annuity coinsurance agreements cede up to 65% of the risk to our reinsurance partners.

The estimated amount of the aggregate reduction in surplus of termination of all reinsurance agreements, by either party, is $3,179 and $1,393 as of December 31, 2021 and 2020, respectively.

(14)	Participating Policies

Certain life insurance policies contain dividend payment provisions, which enable the policyholder to participate in the earnings of the life insurance operations. The provision for policyholders’ dividends is based on current dividend scales. Income attributable to participating policies in excess of policyholder dividends is restricted by several states for participating policyholders of those states; otherwise, income in excess of policyholder dividends is accounted for as belonging to the stockholders.

As of December 31, 2021 and 2020, premiums under individual life participating policies were $66 or 6% and $67 or 6%, respectively, of total individual life premiums earned. We account for our dividends based upon current dividend scales. We paid dividends in the amount of $40 and $40 to policyholders in 2021 and 2020, respectively. We allocated $38 as a provision for dividends payable in 2022. We did not allocate any additional income to participating policyholders.

For the years ended December 31, 2021 and 2020, premiums under individual accident and health participating policies were $2 or 0.4% and $2 or 0.5%, respectively, of total individual and group accident and health premiums earned. No dividends are anticipated for these participating policies.

(15)	Premium Deficiency Reserves

We evaluated the need for a premium deficiency reserve September 30, 2021, and determined that a reserve was not needed as of December 31, 2021. Anticipated investment income was utilized as a factor in the premium deficiency calculation.

(16)	Reserve for Life Contracts and Deposit-Type Contracts

A.

We waive deduction of deferred fractional premiums upon death of the insured and refund any portion (in whole months) of the final premium paid beyond the date of death. Reserves are the greater of the legally computed reserves and the surrender value; thus, there are no surrender values promised in excess of reserves held.

B.

For substandard lives, extra premiums are charged. Reserves are based on the severity of the impairment and make a provision for the expected excess mortality. For permanent policies, the extra mortality is based on the 1958 CSO, 1980 CSO, 2001 CSO, or 2017 CSO tables. For term insurance, the extra mortality is accounted for by a multiple of the gross premium.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

C.

As of December 31, 2021 and 2020, we had $13,261 and $14,574, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the state of Texas, and for which we held reserves of $44 and $58 at December 31, 2021 and 2020, respectively.

D.

The tabular interest on analysis of increase in reserve for individual interest-sensitive products and supplemental contracts has been calculated from the basic policy values by determining actual investment-related increases in policy fund value, net of non-investment income items. The tabular interest for participating whole life products has been determined using approximations recommended by the NAIC, net of non-investment income items. The remaining portion of the tabular interest for Individual and Group Life Insurance has been determined using approximations recommended by the NAIC.

For individual annuities and supplementary contracts, “Tabular Less Actual Reserves Released” has been calculated according to the NAIC formula described in the instructions.

The tabular cost for individual interest sensitive life products has been calculated from the basic policy values. The remaining portion of the tabular cost for Individual and Group Life Insurance has been determined using approximations recommended by the NAIC.

(17)	Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics were as follows as of December 31:

A.	Individual Annuities:

			2021
			General Account	Separate Account Nonguaranteed	Total Amount	% of Total
(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$1,991	$—	$1,991	10%
	b.	At book value less current surrender charge of 5% or more	1,294	—	1,294	6%
	c.	At fair value	—	7	7	—%

	d.	Total with market value adjustment or at fair value (total of a through c)	3,285	7	3,292	16%
	e.	At book value without adjustment (minimal or no charge or adjustment)	11,619		11,619	58%
(2)	Not subject to discretionary withdrawal		5,282	—	5,282	26%

(3)	Total gross		20,186	7	20,193	100%
(4)	Reinsurance ceded		8,857		8,857

(5)	Total net		$11,329	$7	$11,336

(6)	Amount included in A(1)b. above that will move to A(1)e. in the year after the statement date:		$483	$—	$483

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

			2020
			General Account	Separate Account Nonguaranteed	Total Amount	% of Total
(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$—	$—	$—	—%
	b.	At book value less current surrender charge of 5% or more	1,976	—	1,976	11%
	c.	At fair value	—	6	6	—%

	d.	Total with market value adjustment or at fair value (total of a through c)	1,976	6	1,982	11%
	e.	At book value without adjustment (minimal or no charge or adjustment)	11,804	—	11,804	64%
(2)	Not subject to discretionary withdrawal		4,504	—	4,504	25%

(3)	Total gross		18,284	6	18,290	100%
(4)	Reinsurance ceded		1,768	—	1,768

(5)	Total net		$16,516	$6	$16,522

(6)	Amount included in A(1)b. above that will move to A(1)e. in the year after the statement date:		$360	$—	$360

B.	Deposit-Type Contracts (no life contingencies):

			2021
			General Account	% of Total
(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$—	—%
	b.	At book value less current surrender charge of 5% or more	—	—%
	c.	At fair value		—%

	d.	Total with market value adjustment or at fair value (total of a through c)	—	—%
	e.	At book value without adjustment (minimal or no charge or adjustment)	37	2%
(2)	Not subject to discretionary withdrawal		2,068	98%

(3)	Total gross		2,105	100%
(4)	Reinsurance ceded		—

(5)	Total net		$2,105

(6)	Amount included in B(1)b. above that will move to B(1)e. in the year after the statement date:		$—	$—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

			2020
			General Account	% of Total
(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$—	—%
	b.	At book value less current surrender charge of 5% or more	—	—%
	c.	At fair value	50	3%

	d.	Total with market value adjustment or at fair value (total of a through c)	50	3%
	e.	At book value without adjustment (minimal or no charge or adjustment)	38	2%
(2)	Not subject to discretionary withdrawal		1,774	95%

(3)	Total gross		1,862	100%
(4)	Reinsurance ceded		—

(5)	Total net		$1,862

(6)	Amount included in B(1)b. above that will move to B(1)e. in the year after the statement date:		$—	$—

C.	Life & Accident & Health Annual Statement

Reconciliation of total annuity reserves

	2021	2020
Life & Accident & Health Annual Statement:
Total annuities	$9,917	$15,133
Total supplementary contracts with life contingencies	1,412	1,383
Total deposit-type contracts	2,105	1,862

Subtotal	$13,434	$18,378
Separate Accounts Annual Statement:
Total annuities	7	6
Total supplementary contracts with life contingencies	—	—

Subtotal	$7	$6

Combined Total	$13,441	$18,384

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(18)	Analysis of Life Actuarial Reserves by Withdrawal Characteristic

	2021
	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans
Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
Universal Life	2,964	2,964	2,987	—	—	—
Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	1,579	1,579	1,822	—	—	—
Variable Life	—	—	—	—	—	—
Variable Universal Life	—	—	—	—	—	—
Miscellaneous Reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal or no cash values
Term Policies without Cash Value	XXX	XXX	4,807	XXX	XXX	—
Accidental Death Benefits	XXX	XXX	—	XXX	XXX	—
Disability - Active Lives	XXX	XXX	5	XXX	XXX	—
Disability - Disabled Lives	XXX	XXX	14	XXX	XXX	—
Miscellaneous Reserves	XXX	XXX	—	XXX	XXX	—

Total Gross	$4,543	$4,543	$9,635	$—	$—	$—
Reinsurance Ceded	—	—	3,850	—	—	—

Total Net	$4,543	$4,543	$5,785	$—	$—	$—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

	2020
	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans
Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
Universal Life	2,938	2,938	2,960	—	—	—
Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	1,511	1,511	1,728	—	—	—
Variable Life	—	—	—	—	—	—
Variable Universal Life	—	—	—	—	—	—
Miscellaneous Reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal or no cash values
Term Policies without Cash Value	XXX	XXX	4,719	XXX	XXX	—
Accidental Death Benefits	XXX	XXX	—	XXX	XXX	—
Disability - Active Lives	XXX	XXX	5	XXX	XXX	—
Disability - Disabled Lives	XXX	XXX	14	XXX	XXX	—
Miscellaneous Reserves	XXX	XXX	—	XXX	XXX	—

Total Gross	$4,449	$4,449	$9,426	$—	$—	$—
Reinsurance Ceded	—	—	3,939	—	—	—

Total Net	$4,449	$4,449	$5,487	$—	$—	$—

	Amount
	2021	2020
Life & Accident & Health Annual Statement:
Total Life Insurance	$5,694	$5,385
Total Accidental Death Benefits	—	—
Total Disability - Active Lives Section	1	1
Total Disability - Disabled Lives	9	10
Total Miscellaneous	81	91

Subtotal	$5,785	$5,487
Separate Accounts Annual Statement:
Total Life Insurance	—	—

Subtotal	$—	$—

Combined Total	$5,785	$5,487

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(19)	Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations were as follows at December 31:

	2021		2020
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary renewal	$13	$118	$12	$136

Totals	$13	$118	$12	$136

(20)	Change in Incurred Losses and Loss Adjustment Expenses

Health reserves for incurred claims and claims adjustment expenses attributable to insured events of prior years have increased by $3 and $3 in 2021 and 2020, as a result of re-estimation of unpaid claims and claims adjustment expenses principally on accident and health lines of insurance. These changes are generally the result of ongoing analysis of recent claim development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

(21)	Loss/Claim Adjustment Expenses

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2021 and 2020 was $2 and $1, respectively.

We incurred $8 and $9 and paid $7 and $9 of claim adjustment expenses during 2021 and 2020, respectively, of which $1 and $1, respectively, of the paid amount was attributable to insured or covered events of prior years. We decreased the provision for insured events of prior years as a result of favorable development.

(22)	Events Subsequent

The date to which events occurring after December 31, 2021, have been evaluated for possible adjustments to the financial statements or disclosures is April 27, 2022, which was the date on which the financial statements were available to be issued.